UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☑	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

ZAGG INCORPORATED
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1).	Title of each class of securities to which transaction applies:

(2).	Aggregate number of securities to which transaction applies:

(3).	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4).	Proposed maximum aggregate value of transaction:

(5).	Total fee paid:

☐           Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)           Amount Previously Paid:

(2)           Form, Schedule or Registration Statement No.:

(3)           Filing Party:

(4)           Date Filed:

ZAGG INCORPORATED
3855 SOUTH 500 WEST, SUITE J
SALT LAKE CITY, UTAH 84115

April __, 2011

Dear Stockholder:

You are cordially invited to attend the annual meeting of stockholders of ZAGG Incorporated, scheduled to be held at 10:00 a.m. MDT, on June 10, 2011, at our headquarters located at 3855 South 500 West Suite J, Salt Lake City, Utah 84115.

The accompanying Notice of Annual Meeting of Stockholders and Proxy Statement describe the items to be considered and acted upon at the meeting by the stockholders.

Your vote is very important.  Whether you plan to attend the Annual Meeting or not, we urge you to vote your shares as soon as possible.  This will ensure representation of your shares at the Annual Meeting if you are unable to attend.

We are pleased to make these proxy materials available over the Internet, which we believe increases the efficiency and reduces the expense of our annual meeting process.  As a result, we are mailing to stockholders a Notice of Internet Availability of Proxy Materials (the “Internet Notice”) instead of paper copies of the Proxy Statement and our 2010 Annual Report on Form 10-K.  The Internet Notice contains instructions on how to access those documents over the Internet or request that a full set of printed materials be sent to you.  The Internet Notice also gives instructions on how to vote your shares.

We look forward to seeing you at the Annual Meeting.

Sincerely,

/s/ Robert G. Pedersen II
Robert G. Pedersen II Chairman and Chief Executive Officer

ZAGG INCORPORATED
3855 SOUTH 500 WEST, SUITE J
SALT LAKE CITY, UTAH 84115

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of ZAGG Incorporated (the “Company”) will be held as follows:

Date:	June 10, 2011
Time:	10:00 a.m., Mountain Daylight Time (MDT)
Place:	ZAGG Incorporated Headquarters 3855 S 500 W, Suite J Salt Lake City, UT 84115
Purposes:	(1) To elect five directors of the Company to serve until the next annual meeting of the stockholders and until a successor has been elected and qualified;
(2) To confirm the appointment of KPMG LLP, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011;
(3) To amend the Company’s Articles of Incorporation to change the name of the Company from “ZAGG Incorporated” to “ZAGG Inc.”;

(4)  To approve an amendment to the ZAGG Incorporated 2007 Stock Incentive Plan to increase the number of shares of Common Stock reserved for issuance thereunder from 5,000,000 shares to 10,000,000 shares;

(5) To amend the Company’s Articles of Incorporation to increase the authorized capital stock of the Company from 50,000,000 shares of Common Stock to 100,000,000 shares of Common Stock;

(6)  To amend the Company’s Articles of Incorporation to change the authorized capital stock of the Company to include 50,000,000 shares of Preferred Stock, and to authorize the Company to issue one or more series of Preferred Stock from time to time in one or more series and in such amounts as may be determined by the Board of Directors; and

(7) To transact any other business that may properly come before the Annual Meeting and any additional adjournments.
Who Can Vote:	Stockholders at the close of business on April __, 2011 (the “Record Date”).
How You Can Vote:

Stockholders may vote electronically over the Internet, or by fax, or may request a complete set of traditional proxy materials and vote their proxy by mail.  Stockholders may also vote in person at the Annual Meeting.

By Authorization of the Board of Directors,

By:	/s/ Brandon T. O’Brien
Brandon T. O’Brien
Chief Financial Officer, Corporate Secretary

ZAGG INCORPORATED
3855 SOUTH 500 WEST, SUITE J
SALT LAKE CITY, UTAH 84115

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE MEETING

The enclosed materials are also available at ____________ The following items are available at the specified link:

(1)           The Proxy Statement issued in connection with the 2011 Annual Meeting of Stockholders;

(2)           The Company’s Annual Report on Form 10-K for the year ended December 31, 2010; and

(3)           The form of proxy card for use in connection with the 2011 Annual Meeting of Stockholders.

ZAGG INCORPORATED
3855 SOUTH 500 WEST, SUITE J
SALT LAKE CITY, UTAH 84115

PROXY STATEMENT

For the Annual Meeting of Stockholders
To be held June 10, 2011

OVERVIEW

Solicitation

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of ZAGG Incorporated, a Nevada corporation (the “Company” or “ZAGG”), for use in connection with the Annual Meeting of the Company’s Stockholders to be held on June 10, 2011 (the “Meeting”).  This Proxy Statement, the accompanying Notice of Annual Meeting, proxy card and the Company’s 2010 Annual Report on Form 10-K, or alternatively a Notice of Internet Availability of Proxy Materials (the “Internet Notice”), were mailed to stockholders on or about May __, 2011. The Board is soliciting your proxy in an effort to give all stockholders of record the opportunity to vote on matters that will be presented at the Meeting. This Proxy Statement provides you with information on these matters to assist you in voting your shares.

What is a proxy?

A proxy is your legal designation of another person to vote on your behalf. You are giving the individuals appointed by the Board as proxies (Robert G. Pedersen II and Brandon T. O’Brien) the authority to vote your shares in the manner you indicate.

Why did I receive more than one notice?

You may receive multiple notices if you hold your shares in different ways (e.g., joint tenancy, trusts, custodial accounts) or in multiple accounts. If your shares are held by a broker (i.e., in “street name”), you will receive your notice or other voting information from your broker. In any case, you should vote for each notice you receive.

Who is qualified to vote?

You are qualified to receive notice of and to vote at the Meeting if you owned shares of common stock of ZAGG Incorporated (the “Common Stock”) at the close of business on April__, 2011 (the “Record Date”).

How many shares of Common Stock may vote at the Meeting?

As of the Record Date, there were __________________ shares of Common Stock outstanding and entitled to vote.  Each share of Common Stock is entitled to one vote on each matter presented at the Meeting.

What is the difference between a “stockholder of record” and a “street name” holder?

If your shares are registered directly in your name with Empire Stock Transfer, the Company’s transfer agent, you are a “stockholder of record.” If your shares are held in the name of a brokerage, bank, trust or other nominee as a custodian, you are a “street name” holder.

How can I vote at the Meeting?

You may vote in person by attending the Meeting. You may also vote electronically over the Internet, or by fax, or you may request a complete set of traditional proxy materials and vote your proxy by mail. To vote your proxy using the Internet or fax, see the instructions on the proxy form and the Internet Notice and have the proxy form available when you access the Internet website. To vote your proxy by mail, mark your vote on the enclosed proxy card, then follow the instructions on the card.

What are the Board's recommendations on how I should vote my shares?

The Board recommends that you vote your shares as follows:

Proposal 1	FOR the election of all five nominees for director with terms expiring at the next annual meeting of the Company’s stockholders.

Proposal 2	FOR the ratification of the appointment of KPMG LLP as the Company's independent registered public accounting firm (independent auditors) for the fiscal year ending December 31, 2011.

Proposal 3	FOR the amendment to the Company’s Articles of Incorporation to change the name of the Company from “ZAGG Incorporated” to “ZAGG Inc.”

Proposal 4	FOR the amendment to the Company’s 2007 Stock Incentive Plan increasing the number of shares of Common Stock reserved for issuance thereunder from 5,000,000 shares to 10,000,000 shares.

Proposal 5	FOR the amendment to the Company’s Articles of Incorporation increasing the authorized capital stock of the Company from 50,000,000 shares of Common Stock to 100,000,000 shares of Common Stock.

Proposal 6
FOR the amendment to the Company’s Articles of Incorporation to change the authorized capital stock of the Company to include 50,000,000 shares of Preferred Stock, and to authorize the Company to issue one or more series of Preferred Stock from time to time in one or more series and in such amounts as may be determined by the Board of Directors.

What are my choices when voting?

Proposal 1
You may cast your vote in favor of up to five individual directors. You may vote for fewer than five directors if you choose. You may also abstain from voting for any or all of the nominees for director.

Proposal 2	You may cast your vote in favor of or against the proposal, or you may abstain from voting.

Proposal 3	You may cast your vote in favor of or against the proposal, or you may abstain from voting.

Proposal 4	You may cast your vote in favor of or against the proposal, or you may abstain from voting.

Proposal 5	You may cast your vote in favor of or against the proposal, or you may abstain from voting.

Proposal 6	You may cast your vote in favor of or against the proposal, or you may abstain from voting.

How will my shares be voted if I do not specify how they should be voted?

If you sign and return your proxy without indicating how you want your shares to be voted, the proxies appointed by the Board will vote your shares as follows:

Proposal 1	FOR the election of all five nominees for director with terms expiring at the next annual meeting of the Company’s stockholders.

Proposal 2	FOR the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm (independent auditors) for the fiscal year ending December 31, 2011.

Proposal 3	FOR the amendment to the Company’s Articles of Incorporation changing the name of the Company from “ZAGG Incorporated” to “ZAGG, Inc.”

Proposal 4	FOR the amendment to the Company’s Stock Incentive Plan increasing the number of shares of Common Stock reserved for issuance thereunder from 5,000,000 shares to 10,000,000 shares.

Proposal 5	FOR the amendment to the Company’s Articles of Incorporation increasing the authorized capital stock of the Company from 50,000,000 shares of Common Stock to 100,000,000 shares of Common Stock.

Proposal 6
FOR the amendment to the Company’s Articles of Incorporation to change the authorized capital stock of the Company to include 50,000,000 shares of Preferred Stock, and to authorize the Company to issue one or more series of Preferred Stock from time to time in one or more series and in such amounts as may be determined by the Board of Directors.

How will withheld votes, abstentions and broker non-votes be treated?

Withheld votes, abstentions and broker non-votes will be deemed as "present" at the Meeting, and will be counted for quorum purposes only.

If my shares are held in “street name” by my broker, will my broker vote my shares for me?

Under the rules that govern brokers who have record ownership of shares that are held in “street name” for their clients, who are the beneficial owners of the shares, brokers have discretion to vote these shares on routine matters but not on non-routine matters.  A “broker non-vote” occurs when a broker expressly instructs on a proxy card that it is not voting on a matter, whether routine or non-routine.  As noted, broker non-votes are counted for the purpose of determining the presence or absence of a quorum but are not counted for determining the number of votes cast for or against a proposal.  We expect that your broker will have discretionary authority to vote your shares on the proposal for the ratification of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2011 (Proposal No. 2), based on this proposal being a routine matter, but not on the proposal to elect directors (Proposal No. 1), or on the proposals to amend our Articles of Incorporation (Proposal Nos. 3, 5, and 6), or on the proposal to amend our 2007 Equity Incentive Plan (Proposal No. 4), which are “non-routine” matters.  Brokers holding shares beneficially owned by their clients no longer have the ability to cast votes with respect to election of directors or other non-routine matters unless they have received instructions from the beneficial owner of the shares.  As a result, if you do not provide specific voting instructions to your record holder, that record holder will not be able to vote on Proposal Nos. 1, 3, 4, 5, or 6. It is therefore important that you provide voting instructions to your broker if your shares are held by a broker so that your vote with respect to directors is counted.

Can I change my vote?

You may revoke your proxy before the time of voting at the Meeting in any of the following ways:

•           by mailing a revised proxy to the Secretary of the Company;

•           by changing your vote on the Internet website;

•           by faxing a revised proxy card; or

•           by voting in person at the Meeting.

What vote will be required to approve each proposal?

Proposal 1 provides that the five nominees with the most votes will be elected as directors of the Company.

Proposal 2 requires the affirmative vote of the holders of a majority of those shares entitled to be cast at the meeting voted in person or represented by proxy.

Proposal 3 requires the affirmative vote of at least a majority of all shares outstanding that are entitled to vote on this matter.

Proposal 4 requires the affirmative vote of a majority of the shares held by those stockholders present in person or represented by proxy and entitled to vote at the Meeting.

Proposal 5 requires the affirmative vote of at least a majority of all shares outstanding that are entitled to vote on this matter.

Proposal 6 requires the affirmative vote of at least a majority of all shares outstanding that are entitled to vote on this matter.

Who will count the votes?

Representatives from Empire Stock Transfer, the Company's transfer agent, or other individuals designated by the Board, will count the votes and serve as inspectors of election. The inspectors of election will be present at the Meeting.

Who will pay the cost of this proxy solicitation?

The Company will pay the costs of soliciting proxies. Upon request, the Company will reimburse brokers, dealers, banks and trustees, or their nominees, for reasonable expenses incurred by them in forwarding proxy materials to beneficial owners of shares of the Common Stock.

Is this Proxy Statement the only way proxies are being solicited for use at the Meeting?

Yes. The Company does not intend to employ any other methods of solicitation.

How are proxy materials being delivered?

The Company is pleased to take advantage of U.S. Securities and Exchange Commission (the “SEC”) rules that allow companies to furnish their proxy materials over the Internet.  As a result, the Company is mailing to most of its stockholders a Notice of Internet Availability of Proxy Materials (the “Internet Notice”) instead of a paper copy of the Proxy Statement and the Company’s 2010 Annual Report on Form 10-K. The Internet Notice contains instructions on how to access those documents over the Internet.  The Internet Notice also contains instructions on how to request a paper copy of the Company's proxy materials, including the Proxy Statement, 2010 Annual Report on Form 10-K and a form of proxy card or voting instruction card.  All stockholders who do not receive an Internet Notice will receive a paper copy of the proxy materials by mail.  The Company believes this new process will allow it to provide its stockholders with the information they need in a more efficient manner, while reducing the environmental impact and lowering the costs of printing and distributing these proxy materials.

NO PERSONS HAVE BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROXY STATEMENT IN CONNECTION WITH THE SOLICITATION OF PROXIES MADE HEREBY, AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY ZAGG INCORPORATED OR ANY OTHER PERSON.

PROPOSAL NO. 1
ELECTION OF DIRECTORS

Composition of the Board

The Board currently consists of five directors.  All directors serve a one-year term and are subject to re-election each year.  The Board has nominated each of these directors for election at the Meeting.  All of them currently serve as directors and each has consented to being named as a nominee for election as a director and has agreed to serve if elected.  Biographical information for each of the nominees follows:

Robert G. Pedersen II

Age:	44

Director Since:	2006

Committees:	None

Principal Occupation:	Chairman of the Board and Chief Executive Officer of the Company

Experience:
Mr. Pedersen has served as the Chief Executive Officer and Chairman of the Board since 2006.  Prior to joining the Company, Mr. Pedersen’s experience included executive management, sales and marketing and communications as well as owning and managing several start-up businesses and enterprises.

Mr. Pedersen earned a degree in business administration (BSBA) from the University of Phoenix and a Masters Degree (MBA) from Brigham Young University in Business Administration with an emphasis in marketing, finance and organizational communications.

The Nominating and Corporate Governance Committee of the Board nominated Mr. Pedersen to serve as a director, in part, because Mr. Pedersen is the Company’s Chief Executive Officer and has experience with the Company since its early days.  He is the only officer of the Company nominated to serve as a director, and plays an invaluable role in communicating the Board’s expectations, advice, concerns and encouragement to the Company’s employees.  Mr. Pedersen also performs an extremely valuable role as the Chairman of the Board, providing critical leadership and direction to the Board’s activities and deliberations.  The Board also believes Mr. Pedersen’s values and integrity are tremendous assets to the Company and its stockholders.

Other Directorships:	None

Family Relationships:	None

Edward D. Ekstrom

Age:	55

Director Since:	2009

Committees:	Chairman of Nominating and Corporate Governance Committee; Chairman of Compensation and Stock Option Committee; Member of Audit Committee

Principal Occupation:	Managing Director, vSpring Capital, LLC

Experience:
Mr. Ekstrom is a technology pioneer and a founding Partner at vSpring Capital. Before joining vSpring Capital in 2001, he served as Vice President of the Intel Communications Products Group and General Manager of the Intel Utah Software Development Center, a post to which he was appointed after Intel acquired LANSystems in 1991, where he had been a Vice President and General Manager of the Software Business Unit. Prior to LANSystems, Mr. Ekstrom was a founder of CeriSyn Corporation, and served as COO/CFO. He was also a founder of Cericor, Inc., which was acquired by Hewlett-Packard in 1985. Mr. Ekstrom continued working as an executive with HP in Boston for four years. He is currently Chairman of the Technology Advisory Board for the State of Utah, and is also a former chairman of the Utah Technology Council.

Mr. Ekstrom holds a BS in Computer Science from Brigham Young University and a MBA from Westminster College.  Mr. Ekstrom’s extensive experience in capital markets and technology companies led the Nominating and Corporate Governance Committee to conclude that he should continue to serve as a director of the Company as of the date of this proxy statement.

Other Directorships:	Mr. Ekstrom serves as a director for BDNA, Celio Corporation, Penguin Computing, Inc., RhoMobile, Inc., Aspen Avionics, Inc., 7 Degrees Inc., and Sparxent, Inc.

Family Relationships:	None

Shuichiro Ueyama

Age:	66

Director Since:	2009

Committees:	Member of Nominating and Corporate Governance Committee; Member of Compensation and Stock Option Committee

Principal Occupation:	Representative Director & CEO, Ueyama and Associates, Inc.

Experience:
Mr. Ueyama is currently the President of Ueyama and Associates, Inc., a consulting firm that has provided tie-up deals and coordination for major international clients, including Virgin Group, BBDO Worldwide, and ebank. He represented Lady Margaret Thatcher in Japan throughout the 1990s, where he was able to establish a massive network of corporate and political connections. As a senior executive at Sony Corporation, Mr. Ueyama was personally in charge of branding the influential Sony Walkman. Now celebrating its 30th year, the Sony Walkman brand continues to be a strong presence in the electronics market, and has influenced the revolution of handheld devices. Prior to his work with Ueyama and Associates, Inc., Mr. Ueyama held various executive management positions at Sony Corporation and Sony (UK) Ltd.

Mr. Ueyama Earned a Bachelor of Arts in Marketing from Hitotsubashi University in Tokyo, Japan, and graduated from the Stanford Executive Program at Stanford University Business School in California, USA.  Mr. Ueyama’s many years of experience in business, as well as his extensive contacts and associations in important markets of the Company led the Nominating and Corporate Governance Committee to conclude that he should continue to serve as a director of the Company.

Other Directorships:	None

Family Relationships:	None

Randy Hales

Age:	43

Director Since:	2010

Committees:	Chairman of Audit Committee; Member of Nominating and Corporate Governance Committee; Member of Compensation and Stock Option Committee

Principal Occupation:	CEO and a director of Mity Enterprises (Orem, Utah)

Experience:
Mr. Hales brings extensive business experience in operational development, retail marketing and management to our board of directors. Mr. Hales current and past business experience includes the following:

Since June 2007, he has served as CEO and a director of Mity Enterprises (Orem, Utah), a multi-million dollar manufacturer of light-weight multipurpose furniture. While at Mity Enterprises, Mr. Hales has established strategic objectives to drive revenue and EBITDA growth; established product management and a disciplined approach to new product introductions; and initiated aggressive operations improvement plan.

Since July 2007, he has also served as CEO and a director of Broda Seating (Kitchner, Ontario, Canada), a medical products company.

From January 2010 to the present, he has served as Chairman of the Board of The Rogers Group (Clare, Michigan), a consumer products firm.  There he has worked with management team to extend both the product offering and distribution

From March 2002 to May 2007, he served as CEO/Board Member of Back to Basics (Bluffdale, Utah), a consumer products company. Mr. Hales managed rapid growth in annual revenues based on sales to large retail customers. While at Back to Basics Mr. Hales’ responsibilities included: restructured bank lines and borrowing base; implementing a world-class distribution; established contract manufacturing relationships in Asia; lowered overall costs of goods sold, established product management and a disciplined to new product introductions; and negotiated license agreements with national accounts.

From April 2003 to June 2007, Mr. Hales served as a Board Advisor to WiLife, a consumer electronics firm, where he helped manage WiLife through a rapid growth phase at retail and later sold the business to Logitech.

Mr. Hales earned a B.S. degree in engineering from Brigham Young University in 2000.  The significant experience of Mr. Hales in manufacturing and operations led the Nominating and Corporate Governance Committee to conclude that Mr. Hales should continue to serve as a director of the Company.

Other Directorships:	Mr. Hales serves as a director for Mity Enterprises, The Rogers Group, Broda Seating and Goal Zero

Family Relationships:	None

Cheryl Larabee

Age:	57

Director Since:	2011

Committees:	Member of Audit Committee; Member of Nominating and Corporate Governance Committee; Member of Compensation and Stock Option Committee

Principal Occupation:	Associate Vice President, College of Business and Economics, Boise State University

Experience:
Ms. Larabee is the Associate Vice President for University Advancement at the College of Business and Economics at Boise State University. She has campus-wide responsibility for development activities with a focus on the College of Business & Economics where she also serves as an adjunct faculty member.

Ms. Larabee had a 25-year corporate banking career focused on financial problem-solving with clients ranging from start-ups to the Fortune 500.  She is the former Senior Vice President and Western U.S. Regional Manager of the Corporate Banking Division at KeyBank.   Previously she managed middle market teams at U.S. Bank in Portland, Oregon, and served a national client base at Crocker Bank in San Francisco, California.

Ms. Larabee earned a Bachelor of Arts degree in Psychology from Moorhead State University in 1975, and an MBA from Golden Gate University in 1980.  She also completed the Stanford University Graduate School of Business Executive Program in 1984.  Because of Ms. Larabee’s background in economics and finance, the Nominating and Corporate Governance Committee concluded that she should continue to serve as a director of the Company.

Other Directorships:	Ms Larabee serves as a director for Norco Inc., Jacksons Food Stores, Healthwise Inc., Syringa Bancorp, Bogus Basin Recreation Association and the Capital City Development Corporation.

Family Relationships:	None

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL TO ELECT THE FIVE NOMINEES TO SERVE AS DIRECTORS OF THE COMPANY AS NOMINATED.

TERMS OF OFFICE

Our directors are appointed for a one-year term to hold office until the next annual meeting of our stockholders, or until their successors are elected and qualified, or until removed from office in accordance with our bylaws.

EXECUTIVE OFFICERS

In addition to Robert G. Pedersen II, the Chief Executive Officer and Chairman of the Board, whose biographical information is set forth above, the following individual served as an executive officer of the Company during the year 2010.

Brandon T. O’Brien, 40, is the Chief Financial Officer of the Company with responsibility for the common support areas of finance, treasury, investor relations and human resources.  Mr. O’Brien became our Chief Financial Officer on February 12, 2007.  Prior to assuming his position as the Chief Financial Officer for the Company, Mr. O’Brien, served as the Vice President of Finance for a software company, from January 2003 to January 2007, and as an independent financial consultant from September 2001 to January 2003.  Mr. O’Brien is a certified public accountant, licensed in Utah.

CORPORATE GOVERNANCE

Corporate Governance Guidelines

The Board adopted Corporate Governance Guidelines on September 8, 2009, which can be accessed at the Company’s website, at www.ZAGG.com/investors.  Our Corporate Governance Guidelines supplement the Company’s Bylaws and the charters of the Board’s committees.  We have taken active steps during the last fiscal year to improve our corporate governance because we believe that it leads to long-term value for our stockholders and, ultimately, makes us more competitive. In the past year, we have taken the following steps, among others, to strengthen our governance practices:

Director Independence

The Board reviews the independence of our directors on the basis of standards adopted by the Nasdaq Stock Market (“NASDAQ”), including NASDAQ Rule 4200(a)(15).  As a part of this review, the Board considers transactions and relationships between the Company, on the one hand, and each director, members of the director’s immediate family, and other entities with which the director is affiliated, on the other hand.  The purpose of such a review is to determine which, if any, of such transactions or relationships were inconsistent with a determination that the director is independent under NASDAQ rules.  As a result of this review, the Board has determined that each of our directors other than Mr. Pedersen is an “independent director” within the meaning of applicable NASDAQ listing standards.

The Board does not have a lead independent director.  Meetings of the Board are chaired by Mr. Pedersen, as the Chairman.  Mr. Pedersen also sets the agenda for such meetings.  The independent directors may also from time to time meet without the presence of Mr. Pedersen as they determine it necessary to do so.

Director Qualifications

Criteria for Membership

The Company’s Nominating and Corporate Governance Committee is responsible for annually reviewing with the Board the desired skills and characteristics of directors, as well as the composition of the Board as a whole.

Terms and Limitations

All directors currently stand for election each year.  The Board does not believe it should establish a limit on the number of times that a director may stand for election.

Director Responsibilities

General Responsibilities

The Board of Directors is elected by and is accountable to our stockholders. The Board establishes policy and provides our strategic direction, oversight, and control.  The basic responsibility of the directors is to exercise their business judgment to act in what they reasonably believe to be the best interests of the Company and its stockholders.

Oversight of Management

The Board is responsible to encourage the Company’s management to effectively implement policies and strategies developed by the Board, and to provide dynamic leadership of the Company.

Board Meetings and Materials

Frequency of Meetings

The Board has meetings periodically throughout the year.  As determined necessary by the Board and in order to address the Company’s needs, special meetings of the Board are convened from time to time.  The Board also takes action by unanimous written consent without a meeting pursuant to Nevada corporate law.

Annual Evaluations

The Nominating and Corporate Governance Committee conducts annual evaluations to assess the Board’s performance.  Each of the Board’s standing committees conducts an annual evaluation to assess the performance of the applicable committee.

Executive Sessions of Independent Directors

The Company’s independent directors meet in executive session regularly and, in any event, at least semi-annually.

Committees

The Board has three standing committees:  (1) Audit, (2) Compensation and Stock Option, and (3) Nominating and Corporate Governance.  These committees assist the Board to perform its responsibilities and make informed decisions.

Director Compensation

The form and amount of director compensation is determined by the Board based on general principles established on the Nominating and Corporate Governance Committee’s recommendation. These principles are in accordance with the policies and principles set forth in the Nominating and Corporate Governance Committee's charter and are consistent with rules established by NASDAQ, including those relating to director independence and to compensation of Audit Committee members.

Review and Access to Guidelines

The Nominating and Corporate Governance Committee reviews the Company’s Corporate Governance Guidelines at least annually, and then, as it deems appropriate, recommends amendments to the Board.

Communications with the Board

Stockholders and other interested parties may communicate with one or more directors or the non-management directors as a group in writing by regular mail.  The following address may be used by those who wish to send such communications by regular mail:

Board of Directors or Name of Individual Director(s)
c/o Corporate Secretary
ZAGG Incorporated
3855 S 500 W, Suite J
Salt Lake City, UT 84115

Code of Ethics

The Company has adopted a Code of Ethics for Directors and Senior Executive Officers, which is available on the Company’s website, www.ZAGG.com/investors.  The Code of Ethics contains general guidelines for conducting our business consistent with the highest standards of business ethics, and is intended to qualify as a “code of ethics” within the meaning of Section 406 of the Sarbanes-Oxley Act of 2002 and the rules promulgated thereunder.  We will post on our website any amendments to or waivers from a provision of our Code of Ethics that applies to our principal executive officer, principal financial officer, principal accounting officer, controller or persons performing similar functions and that relates to any element of the Code of Ethics.

The Code of Ethics includes the following principles related to our directors and executive officers:

•	Act ethically with honesty and integrity;

•	Promote full, fair, accurate, timely and understandable disclosure in reports and documents filed with the Securities and Exchange Commission and other public communications;

•	Comply in all material respects with laws, rules and regulations of governments and their agencies;

•	Comply in all material respects with the listing standards of a stock exchange where the Company’s shares are traded;

•	Respect the confidentiality of information acquired in the course of performing work of the Company, except when authorized or otherwise legally obligated to disclose the information; and

•	Not use confidential information of the Company for personal advantage or for the benefit of acquaintances, friends or relatives.

Risk Oversight

Our Board has overall responsibility for the oversight of risk management at our Company. Day-to-day risk management is the responsibility of management, which has implemented processes to identify, assess, manage and monitor risks that face our Company.  Our Board, either as a whole or through its Committees, regularly discusses with management our major risk exposures, their potential impact on our Company, and the steps we take to monitor and control such exposures.

While our Board has general oversight responsibility for risk at our Company, the Board has delegated some of its risk oversight duties to the various Board committees.  The Board and the Audit Committees monitor the Company’s credit risk, liquidity risk, regulatory risk, operational risk and enterprise risk by regular reviews with management and internal and external auditors and other advisors.  In its periodic meetings with the Company’s independent registered public accounting firms, the Audit Committee includes management in its review of accounting and financial controls, assessment of business risks and legal and ethical compliance programs.  The Board and the Nominating and Corporate Governance Committee monitor the Company’s governance and succession risk by regular review with management and outside advisors. The Board and the Compensation and Stock Option Committee monitor CEO succession and the Company’s compensation policies and related risks by regular reviews with management.

Whistleblower Hotline

The Company has established a whistleblower policy that enables employees, customers, suppliers and stockholders of the Company and its subsidiaries, as well as other interested parties, to submit confidential and anonymous reports of suspected or actual violations of the Company’s Code of Ethics.  Concerns may be submitted to whistleblower@ZAGG.com.

MEETINGS AND COMMITTEES OF THE BOARD
The Board

Each director is expected to devote sufficient time, energy and attention to ensure diligent performance of his or her duties and to attend all Board, committee and stockholders’ meetings. The Board met five times during 2010.  Each director attended at least 75% of the meetings of the Board.  Cheryl Larabee was not appointed to the Board of Directors until March 9, 2011, as such, Ms. Larabee did not participate in any Board of Director meetings held in 2010.

Committees of the Board

The Board has three standing committees to facilitate and assist the Board in the execution of its responsibilities: (1) Audit Committee, (2) Compensation Committee, and (3) Nominating and Corporate Governance Committee. All the committees are comprised solely of non-employee, independent directors as defined by NASDAQ market listing standards.  Charters for each committee are available on our website, at www.ZAGG.com/investors.

The table below shows current membership for each of the standing Board committees.

Audit	Compensation and Stock Option	Nominating and Corporate Governance
Randy Hales*	Edward D. Ekstrom*	Edward D. Ekstrom*
Edward D. Ekstrom	Shuichiro Ueyama	Shuichiro Ueyama
Cheryl Larabee	Randy Hales	Randy Hales
	Cheryl Larabee	Cheryl Larabee
________________
* Committee Chair

Audit Committee

The Audit Committee has three members and met twice during the year ended December 31, 2010.  Each member attended at least 75% of these meetings.  The Board has determined that Randy Hales of the Audit Committee, is an “audit committee financial expert” within the meaning established by the SEC.

The Audit Committee’s responsibilities, which are discussed in further detail in its charter, include the responsibility to:

•	Establish and implement policies and procedures for review and approval of the appointment, compensation and termination of the independent registered public accounting firm;

•	Review and discuss with management and the independent registered public accounting firm the audited financial statements of the Company and the Company’s financial disclosure practices;

•	Review and discuss with management and the independent registered public accounting firm the audited financial statements of the Company and the Company’s financial disclosure practices;

•	Pre-approve all audit and permissible non-audit fees;

•
Hold meetings periodically with the independent registered public accounting firm, and management to review and monitor the adequacy and effectiveness of reporting, internal controls, risk assessment and compliance with Company policies;

•	Review the Company’s consolidated financial statements and related disclosures;

•	Review with management and the independent registered public accounting firm and approve disclosure controls and procedures and accounting principles and practices; and

•	Perform other functions or duties deemed appropriate by the Board.

Additional information regarding the Audit Committee's processes and procedures is addressed below under the heading “Audit Committee Disclosure.”  The Report of the Audit Committee is set forth later in this Proxy Statement.

Compensation Committee

The Compensation Committee has four members and met two times in 2010.  Each member attended at least 75% of the meetings of the committee.  The Compensation Committee’s responsibilities, which are discussed in detail in its charter, include the responsibility to:

•	In consultation with the Company’s senior management, establish the Company’s general compensation philosophy and oversee the development and implementation of the Company’s compensation programs;

•
Recommend the base salary, incentive compensation and any other compensation for the Company’s Chief Executive Officer to the Board and review and approve the Chief Executive Officer’s recommendations for the compensation of all other officers of the Company and its subsidiaries;

•	Administer the Company’s incentive and stock-based compensation plans, and discharge the duties imposed on the Compensation Committee by the terms of those plans;

•	Review and approve any severance or termination payments proposed to be made to any current or former officer of the Company;

•	Prepare and issue the report of the Compensation Committee required by the rules of the Securities and Exchange Commission; and

•	Perform other functions or duties deemed appropriate by the Board.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee has four members and met two times in 2010.  Each member of the committee attended at least 75% of these meetings.  The Nominating and Corporate Governance Committee's responsibilities, which are discussed in detail in its charter, include the responsibility to:

•	Develop qualifications and criteria for selecting and evaluating directors and nominees;

•	Consider and propose director nominees;

•	Make recommendations to the Board regarding Board compensation;

•	Make recommendations to the Board regarding Board committee memberships;

•	Develop and recommend to the Board corporate governance guidelines;

•	Facilitate an annual assessment of the performance of the Board and each of its standing committees;

•	Consider the independence of each director and nominee for director; and

•	Perform other functions or duties deemed appropriate by the Board.

Nomination Process

The policy of the Nominating and Corporate Governance Committee is to consider properly submitted stockholder recommendations for candidates to serve as directors of the Company. In evaluating those recommendations, the Nominating and Corporate Governance Committee seeks to achieve a balance of knowledge, experience and capability on the Board and to address the membership criteria described below.  Any stockholder wishing to recommend a candidate for consideration by the Nominating and Corporate Governance Committee should submit a recommendation in writing indicating the candidate's qualifications and other relevant biographical information and provide confirmation of the candidate’s consent to serve as a director.  This information should be addressed to Edward D. Ekstrom, Board of Directors, ZAGG Incorporated, 3855 S 500 W, Suite J, Salt Lake City, Utah 84115.

As contemplated by the Company’s Corporate Governance Guidelines, the Nominating and Corporate Governance Committee reviews the appropriate skills and characteristics required of directors in the context of the current composition of the Board, at least annually. Under the Nominating and Corporate Governance Committee’s charter, the Committee is required to seek candidates with the following minimum qualifications:

-	a candidate must demonstrate integrity, accountability, informed judgment, financial literacy, creativity, and vision;

-	a candidate must be prepared to represent the best interests of all of the Company’s stockholders, not just those of a particular constituency;

-	a candidate must have a record of professional accomplishment in his or her chosen field; and

-	a candidate must be prepared and able to participate fully in Board activities, including membership on Board committees.

Additionally, different factors may assume greater or lesser significance at particular times and the needs of the Board may vary in light of its composition and the Nominating and Corporate Governance Committee's perceptions about future issues and needs.

The Nominating and Corporate Governance Committee utilizes a variety of methods for identifying and evaluating director nominees. The Nominating and Corporate Governance Committee assesses the appropriate size of the Board, and whether any vacancies on the Board are expected due to retirement or otherwise.  In the event that vacancies are anticipated, or otherwise arise, the Nominating and Corporate Governance Committee considers various potential candidates for director.  Candidates may come to the attention of the Nominating and Corporate Governance Committee through various means, including current directors, stockholder recommendations or other referrals.  Candidates are evaluated at meetings of the Nominating and Corporate Governance Committee, and may be considered at any point during the year.

Compensation Committee Interlocks and Insider Participation

None of the individuals who served on the Compensation Committee during the year ended December 31, 2010, was an officer or employee of the Company in 2010 or any time prior thereto. None of the members of the Compensation Committee during the year ended December 31, 2010, had any relationship with the Company requiring disclosure under Item 404 of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended. None of the executive officers of the Company served as a member of the Compensation Committee, or similar committee, of any other company whose executive officer(s) served as a director of the Company or the Compensation Committee.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table summarizes information for the fiscal years ended December 31, 2010 and 2009 concerning the compensation of our principal executive officer and the other executive officer of the Company (“Named Executive Officers”) who served as executive officers as of December 31, 2010.

(a)	(b)	(c)	(d)	(e)	(f)	(g)		(h)
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(1)	All Other Compensation ($)		Total ($)
Robert G. Pedersen II	2010	$222,000	$42,700	$—	$153,824	$16,710	(2)	$435,234
Chairman and Chief	2009	$200,000	$31,000	$—	$71,353	$15,082	(3)	$317,435
Executive Officer
Brandon T. O’Brien	2010	$136,000	$25,600	$42,200	$97,152	$12,510	(4)	$313,462
Chief Financial Officer	2009	$120,000	$20,000	$282,800	$45,065	$10,882	(5)	$478,747

______________________________

(1)
This column shows the full grant date fair market value of the options granted as computed under ASC Topic 718 and the expense attributable to restricted stock awards (excluding estimates for forfeitures in case of awards with service-based vesting).  These amounts do not reflect the extent to which the Named Executive Officer realized an actual financial benefit from the awards.  Assumptions and methodologies used in the calculation of these amounts are included in footnotes to the Company's audited financial statements for the fiscal year ended December 31, 2010, which are included in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission.

(2)	All other compensation for Mr. Pedersen for 2010 consisted of: $9,510 in employer-paid health insurance premiums; $3,000 for a fuel allowance; and $4,200 for country club dues.

(3)	All other compensation for Mr. Pedersen for 2009 consisted of: $7,882 in employer-paid health insurance premiums; $3,000 for a fuel allowance; and $4,200 for country club dues.

(4)	All other compensation for Mr. O’Brien for 2009 consisted of: $7,882 in employer-paid health insurance premiums; and $3,000 for a fuel allowance.

(5)	All other compensation for Mr. O’Brien for 2010 consisted of: $9,510 in employer-paid health insurance premiums; and $3,000 for a fuel allowance.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END DECEMBER 31, 2010

This table provides information on the year-end 2010 holdings of stock options and other stock awards (restricted stock) by the Named Executive Officers.

	Option Awards					Stock Awards
(a) Name	(b) Number of Securities Underlying Unexercised Options (#) Exercisable	(c) Number of Securities Underlying Unexercised Options (#) Unexercisable		(d) Option Exercise Price ($)	(e) Option Expiration Date	(f) Number of Shares or Units of Stock That Have Not Vested (#)	(g) Market Value of Shares or Units of Stock That Have Not Vested ($)
Robert G. Pedersen II	40,000	—		$0.65	6-Mar-13	—	—
	—	20,000	(1)	$0.65	6-Mar-13	—	—
	31,667	—		$1.23	20-Feb-14	—	—
	—	31,667	(2)	$1.23	20-Feb-14	—	—
	—	31,666	(3)	$1.23	20-Feb-14	—	—
	—	31,667	(4)	$2.53	5-Feb-15	—	—
	—	31,667	(5)	$2.53	5-Feb-15	—	—
	—	31,666	(6)	$2.53	5-Feb-15	—	—

Brandon T. O’Brien	33,334	—		$0.65	6-Mar-13	—	—
	—	16,666	(1)	$0.65	6-Mar-13	—	—
	20,000	—		$1.23	20-Feb-14	—	—
	—	20,000	(2)	$1.23	20-Feb-14	—	—
	—	20,000	(3)	$1.23	20-Feb-14	—	—
	—	20,000	(4)	$2.53	5-Feb-15	—	—
	—	20,000	(5)	$2.53	5-Feb-15	—	—
	—	20,000	(6)	$2.53	5-Feb-15	—	—
______________________________________

(1)           Awards vested on March 6, 2011.
(2)           Awards vested on February 20, 2011.
(3)           Awards will vest on February 20, 2012.
(4)           Awards vested on February 5, 2011.
(5)           Awards will vest on February 5, 2012.
(6)           Awards will vest on February 5, 2013.

Potential Payments upon Termination or Change in Control

The information below describes and quantifies certain payments or benefits that would be payable under the existing plans and programs of the Company and its subsidiaries if a Named Executive Officer’s employment had terminated on December 31, 2010, or the Company had undergone a change in control on December 31, 2010.  These benefits are in addition to benefits generally available to all salaried employees of the Company in connection with a termination of employment, such as disability and life insurance benefits and the value of employee-paid group health plan continuation coverage under the Consolidated Omnibus Reconciliation Act, or “COBRA.”  The Named Executive Officers do not have any other severance benefits, severance agreements or change-in-control agreements, except as may be determined in the sole discretion of the Board.

Accelerated Vesting of Stock Options and Stock Awards Upon Change In Control

Under the Company’s 2007 Stock Incentive Plan, all outstanding stock options and shares of restricted stock held by a Named Executive Officer on December 31, 2010, would have become fully vested upon a “change in control” without regard to whether the Named Executive Officer terminated employment in connection with or following the change in control.  The Company’s 2007 Stock Incentive Plan generally defines a “change in control” as any of the following events: (i) the acquisition by any person of 50% or more of the Company’s voting shares, (ii) replacement of a majority of the Company’s directors within a two-year period under certain conditions, or (iii) stockholder approval of (a) a merger in which the Company is not the surviving entity, (b) the sale of substantially all of the Company's assets or (c) liquidation.  The following table shows for each Named Executive Officer the intrinsic value of his unvested stock options and restricted stock awards as of December 31, 2010 that would have been accelerated had a change in control of the Company occurred on that date, calculated by multiplying the number of underlying shares by the closing price of the Common Stock on the last trading day of 2010 ($7.62 per share) and, in the case of stock options, by then subtracting the applicable option exercise price:

Name	Early Vesting of Stock Options	Early Vesting of Restricted Stock
Robert G. Pedersen II	$1,027,648	$—
Brandon T. O’Brien	$677,161	$—

If a change in control with respect to the Company results in acceleration of vesting of a Named Executive officer’s otherwise unvested stock options and other stock awards, and if the value of such acceleration exceeds three times the Named Executive Officer’s average W-2 compensation with the Company for the five taxable years preceding the year of the change in control (the "Base Period Amount"), the acceleration would result in an excess parachute payment under Internal Revenue Code Section 280G.  A Named Executive Officer would be subject to a 20% excise tax on any such excess parachute payment, and the Company would be unable to deduct the amount of the excess parachute payment for tax purposes. The Company has not agreed to provide its Named Executive Officers with any gross-up or reimbursement for excise taxes imposed on excess parachute payments.

DIRECTOR COMPENSATION

The Company uses stock-based incentive compensation to attract and retain qualified candidates to serve as directors.  In setting director compensation, the Company considers the significant amount of time that directors expend in fulfilling their duties to the Company, as well as the skill level required by the Company of its directors.

The Company has granted stock options to its non-employee directors concurrent with their appointment to the Board.

Director Summary Compensation Table for 2010

The table below summarizes the compensation paid by the Company to its non-employee directors for the year ended December 31, 2010.

(a)	(b)	(c)	(d)	(e)	(f)	(g)
Name(1)	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)(2)	Change in Pension Value and Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Edward D. Ekstrom	$5,000	$—	$—	—	—	$5,000
Shuichiro Ueyama	$5,000	$—	$—	—	—	$5,000
Randy Hales	$5,000	$—	$294,671	—	—	$299,671
Larry Harmer (3)	$—	$—	$—	—	—	$—
Cheryl Larabee (4)	$—	$—	$—	—	—	$—
_________________________

(1)
Robert G. Pedersen II, the Chairman of the Board and Chief Executive Officer of the Company, is not included in the foregoing table as he is an employee of the Company and receives no monetary compensation for his services as Chairman of the Board.

(2)
This column shows the full grant date fair market value of the options granted as computed under ASC Topic 718 and the expense attributable to restricted stock awards (excluding estimates for forfeitures in case of awards with service-based vesting).  These amounts do not reflect the extent to which the non-employee Directors realized an actual financial benefit from the awards.  Assumptions and methodologies used in the calculation of these amounts are included in footnotes to the Company's audited financial statements for the fiscal year ended December 31, 2010 which are included in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission

(3)	Larry Harmer resigned from the Board of Directors on March 14, 2011 and received no compensation related to 2010.

(4)	Cheryl Larabee was not appointed to the Board of Directors until March 9, 2011 and received no compensation related to 2010.

As of December 31, 2010, each of the following non-employee directors of the Company held unexercised options to purchase the following number of shares of Company Common Stock:  Edward D. Ekstrom: 146,667, all of which are unvested; Shuichiro Ueyama: 20,000, 13,333 of which are unvested; Randy Hales: 92,541, all of which are unvested; Cheryl Larabee: 0.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

Security Ownership of Directors and Named Executive Officers

The following table sets forth the beneficial ownership of the Common Stock as of April 22, 2011, for each director and nominee for director, each Named Executive Officer, and by all directors (including nominees) and Named Executive Officers of the Company as a group.

Name	Common Stock		Options and Warrants Exercisable	Unvested Restricted Shares	Total	Beneficial Ownership(1)
Robert G. Pedersen II	3,990,057	(2)	674,232	80,000	4,744,289	18.9%
Brandon T. O’Brien	390,853		183,928	50,000	624,781	2.5%
Edward D. Ekstrom	—		—	—	—	—%
Shuichiro Ueyama	—		6,667	—	6,667	0.3%
Randy Hales	—		—	—	—	—%
Cheryl Larabee	—		—	—	—	—%

All officers and directors as a group (6 persons)	4,380,910		864,827	130,000	5,375,737	21.1%
___________________________
(1)	Based on 24,411,104 shares outstanding as of April 22, 2011.

(2)	Includes 2,200,000 shares held by SunCreek LLC, an entity wholly owned by Mr. Pedersen.

Security Ownership of Certain Beneficial Owners

The following table sets forth, as of April 22, 2011, certain information regarding the ownership of our capital stock each person who is known to be a beneficial owner of more than 5% of any class of our voting stock, and all of our officers and directors as a group. Unless otherwise indicated below, to our knowledge, all persons listed below had sole voting and investing power with respect to their shares of capital stock, except to the extent authority was shared by spouses under applicable community property laws.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of our common stock subject to options, warrants or convertible securities exercisable or convertible within 60 days of April 22, 2011, were deemed outstanding for computing the percentage of the person or entity holding such options, warrants or convertible securities but are not deemed outstanding for computing the percentage of any other person, and was based upon the number of shares of the Common Stock issued and outstanding, as of April 22, 2011, which was 24,411,104 shares.

Title of Class	Name and Address Of Beneficial Owners (1)	Amount and Nature Of Beneficial Ownership	Percent Of Class (2)
Common Stock	Robert G. Pedersen II President and Chief Executive Officer (3)	4,732,622	18.9%
Common Stock	Durham Capital, LLC PO Box 17600 Holladay, UT 84117	1,250,000	5.1%
Common Stock	SunCreek, LLC 2873 Tolcate Lane Holladay, Utah 84121	2,200,000	9.0%

(1)
Unless otherwise noted, the address for each of the named beneficial owners is: 3855 South 500 West, Suite J, Salt Lake City, Utah, 84115. Unless otherwise indicated, beneficial ownership is determined in accordance with Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended (the and generally includes voting and/or investment power with respect to securities. Shares of common stock subject to options or warrants that are currently exercisable or exercisable within sixty days of April 22, 2011, are deemed to be beneficially owned by the person holding such options or warrants for the purpose of computing the percentage of ownership set forth in the above table, unless otherwise indicated.

(2)	The calculations of percentage of beneficial ownership are based on 24,411,104 shares of common stock outstanding as of April 22, 2011.

(3)
Includes 1,785,057 shares of Common Stock held directly by Mr. Pedersen, 5,000 shares of Common Stock held by Mr. Pedersen’s spouse and 2,200,000 shares of Common Stock held by SunCreek, LLC, an entity wholly owned by Mr. Pedersen.  Mr. Pedersen exercises sole voting and investment control over the shares held by SunCreek, LLC. Also includes warrants to purchase 519,231 shares of common stock at $1.30 per share and options to purchase 60,000 shares of common stock at $0.65 per share, options to purchase 63,334 shares of common stock at $1.23 per share, 31,667 shares of common stock at $2.53 per share.

PROPOSAL 2
RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On January 24, 2011, and acting upon a decision to change accountants recommended and approved by the Board of Directors of ZAGG Incorporated we dismissed Hansen Barnett & Maxwell (“HBM”), which has audited the financial statements of the Company for the fiscal years ending December 31, 2007, 2008, and 2009.  Additionally, on January 24, 2011, the Board of Directors of the Company approved the engagement of KPMG LLP (“KPMG”) as the new independent registered public accounting firm to audit the Company’s financial statements beginning with the fiscal year ended December 31, 2010.

The reports of HBM on the financial statements of the Company as of and for the years ended December 31, 2009, 2008 and 2007, did not contain an adverse opinion, or a disclaimer of opinion.  During the periods ended December 31, 2009, 2008 and 2007, through the date of dismissal, (i) the Company did not have any disagreements with HBM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of HBM would have caused it to make a reference to the subject matter of the disagreements in connection with its reports, and (ii) there were no “reportable events,” as described in Item 304(a)(1)(iv) of Regulation S-K of the Securities Exchange Act of 1934, as amended.

During the Company’s two most recent fiscal years, and any subsequent interim period prior to engaging KPMG, neither the Company nor anyone acting on its behalf consulted KPMG with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company’s financial statements; or (iii) any matter that was the subject of a disagreement or reportable event between the Company and HBM.

The Audit Committee has recommended and approved the appointment of KPMG as the Company’s independent registered public accounting firm (independent auditors) to examine the consolidated financial statements of the Company for the fiscal year ending December 31, 2011.  The Company is seeking stockholder ratification of such action.

It is expected that representatives of KPMG will attend the Meeting and be available to make a statement or respond to appropriate questions.

THE BOARD AND THE AUDIT COMMITTEE RECOMMEND THAT STOCKHOLDERS VOTE FOR THE RATIFICATION OF APPOINTMENT OF KPMG LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (INDEPENDENT AUDITORS).

KPMG, independent registered public accountants, were engaged as our independent registered public accounting firm for 2010.  HBM, certified public accountants, was engaged as our independent registered public accounting firm for the 2009 fiscal year audit.

Audit Fees

For the years ended December 31, 2010 and 2009, we incurred fees to KPMG and HBM.  Audit fees include the annual audit, the audit of the effectiveness of internal control over financial reporting, quarterly reviews, and accounting consultation.  Tax fees include U.S., foreign and state income tax preparation and tax consultation.  The Audit Committee believes KPMG’s and HBM’s independence has not been impaired by their non-audit services.

A summary of fees incurred to KPMG in 2010 and 2009 and HBM for 2010 and 2009 appears below:

	2010	2009
Fee Category
Audit	$137,153	$74,600
Audit-related	—	—
Other	—	—
Tax	—	16,925
Total	$137,153	$91,525

Audit fees incurred to KPMG and HBM and during 2010 were $106,000 and $31,153, respectively.  Audit fees incurred to HBM during 2009 were $74,600, and tax fees of $16,925 were paid to HBM.

It is the policy of the Audit Committee to pre-approve audit, audit-related, tax and non-audit services to be performed by the independent registered public accounting firm and the related fees. The Audit Committee is authorized to delegate, within specified limits, the pre-approval of such services and fees to an individual member of the Audit Committee, provided that such individual shall report any decisions to pre-approve such services and fees to the full Audit Committee at its next regularly scheduled meeting. During 2010, no fees were approved by the Audit Committee after services were performed pursuant to the de minimis exception established by the SEC.

REPORT OF THE AUDIT COMMITTEE

In connection with the financial statements for the year ended December 31, 2010, the Audit Committee has:

(1)           Reviewed and discussed the audited financial statements with management;
(2)
Discussed with KPMG, the Company's independent registered public accounting firm, the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended and as adopted by the Public Company Accounting Oversight Board; and

(3)
Received the written disclosure and letter from KPMG regarding the auditors' independence required by PCAOB Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence, and has discussed with the independent auditors, the independent auditor's independence.

Based upon these reviews and discussions, the Audit Committee recommended to the Board at the March 23, 2011, meeting of the Board that the Company's audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2010, filed with the Securities and Exchange Commission. The Board approved this inclusion.

The Audit Committee

Randy Hales (Chair)
Edward D. Ekstrom
Cheryl Larabee

PROPOSAL 3
APPROVAL OF AMENDMENT TO ARTICLES OF INCORPORATION TO
CHANGE THE NAME OF THE CORPORATION TO ZAGG INC.

Our Corporate History

We were formed as a Nevada corporation on April 2, 2004, under the name Amerasia Khan Enterprises Ltd (“AKE”).  On February 8, 2007, AKE executed an Agreement and Plan of Merger (the “Merger Agreement”) by and between AKE and its wholly owned subsidiary, SZC Acquisition, Inc., a Nevada corporation (“Subsidiary”) on the one hand, and ShieldZone Corporation, a Utah corporation (“ShieldZone”) on the other hand.  Pursuant to the Merger Agreement, ShieldZone merged with Subsidiary, with ShieldZone surviving the merger and Subsidiary ceasing to exist (the “Merger”).  Following the Merger, ShieldZone was reincorporated in Nevada as a subsidiary of AKE. On March 7, 2007, ShieldZone was merged up and into AKE. At that time, AKE changed its name to ZAGG Incorporated, and we have gone by that name since then.

We have worked hard to develop our brand recognition of ZAGG, and our ZAGG-related products, including the ZAGGskins™, ZAGGbuds™, ZAGGsparq™, and ZAGGmate™.  We believe that the public is becoming familiar with the ZAGG name and the quality of the products the name represents.

The legal name of the Company is ZAGG Incorporated, which is frequently shortened to ZAGG Inc.  Management believes that it is in the best interest of the Company and its stockholders to officially change the name to reflect this common practice.  The Company intends to retain its current ticker symbol, ZAGG.

The Board of Directors proposes and recommends to the stockholders for their approval an amendment to the Company’s Articles of Incorporation (as amended to date) to change the name of the Company by replacing the first paragraph of Article I in its entirety to read:

“The name of the Corporation shall be ZAGG Inc.”

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE AMENDMENT TO CHANGE THE NAME OF THE COMPANY TO ZAGG INC.

PROPOSAL NO. 4
APPROVAL OF AMENDMENT TO THE ZAGG INCORPORATED
2007 STOCK INCENTIVE PLAN

The Board of Directors has approved an amendment to the ZAGG Incorporated 2007 Stock Incentive Plan (the “Plan”) to increase the number of shares of Common Stock reserved for issuance thereunder from 5,000,000 to 10,000,000 shares.  The Board is asking the stockholders to confirm this amendment.

General Information

The Company established the Plan in 2007 to promote the interests of the Company and its stockholders by using investment interests in the Company to attract, motivate and retain highly qualified key personnel, encourage equity ownership among this group, and enhance a mutuality of interest with stockholders in improving the long-term performance of the Company and the value of the Company’s Common Stock.  On November 13, 2007, the Board adopted the Plan.  The Plan was approved by the stockholders at the June 18, 2008 annual meeting of stockholders. Originally, the maximum number of shares of Common Stock available for issuance under the Plan was 2,000,000.  In 2009, the stockholders of the Company approved an amendment to the Plan to provide for the issuance of up to 5,000,000 shares of Common Stock under the Plan.

We maintain the Plan under which stock options and stock awards for an aggregate of approximately 3,734,748 shares of the Company’s Common Stock were outstanding as of April 22, 2011.  Although there are no transactions contemplated whereby the Board of Directors would be required to issue additional shares pursuant to the Plan, the Board believes that the purposes of the Plan could be better achieved with additional shares available under the Plan.  Consequently, the Company now seeks stockholder approval to increase the amount of Common Stock for options and equity awards to 10,000,000 to permit the Board to have additional options and equity awards available for issuance.  As of April 22, 2011, approximately 170 of the Company’s employees, officers, directors and consultants, representing substantially all of the Company’s full-time employees, were eligible to participate in the Plan.

The Board of Directors has approved the amendment to the Plan, described above, subject to stockholder approval. The Board of Directors adopted the amendment to the Plan because it believes that:

-	Additional shares for options and awards under the Plan are necessary to attract and retain qualified employees and executives; and

-
Additional shares for options and awards under the Plan are needed to further the goal of motivating existing personnel and providing long-term equity incentives which is an integral component of the Company’s compensation policy.

Description of the Plan

A summary of the Plan, as amended by the increase in the number of shares of Common Stock reserved for issuance described above, is set forth below. This summary is qualified in its entirety by the full text of the Plan, which is attached to this proxy statement as Appendix [A].

Grants of incentive or non-qualified stock options, restricted stock or a combination of the foregoing may be made under the Plan. The maximum aggregate number of shares of our common stock that may be issued pursuant to grants and the exercise of options shall not exceed 5,000,000 shares of common stock, including shares previously issued under the Plan.  Unless sooner terminated by the Board in its sole discretion, this Plan will expire on June 18, 2018.  In summary, the Plan provides as follows:

Administration of the Plan

The Plan is administered by the Board or by its Compensation Committee (hereinafter the “Committee”) composed of members selected by, and serving at the pleasure of, the Board (the “Plan Administrator”).  Subject to the provisions of the Plan, the Plan Administrator has authority to prescribe, amend and rescind rules and procedures governing administration of the Plan. The Plan Administrator has full power and authority (i) to interpret the terms of the Plan, the terms of the grants and the rules and procedures established by the Plan Administrator and (ii) to determine the meaning of or requirements imposed by or rights of any person under the Plan, any grant or any rule or procedure established by the Plan Administrator.  The interpretation and construction by the Plan Administrator of any provision of the Plan, or of any agreement issued and executed under the Plan, shall be final and binding upon all parties.  No member of the Committee or Board shall be liable for any action or determination undertaken or made in good faith with respect to the Plan or any agreement executed pursuant to the Plan.  Service on the Committee constitutes service as a director of the Company so that the members of the Committee are entitled to indemnification and reimbursement as directors of the Company for any action or any failure to act in connection with service on the Committee to the full extent provided for at any time in the Company’s Articles of Incorporation and Bylaws, or in any insurance policy or other agreement intended for the benefit of the Company’s directors.

Securities Issuable under the Plan

The Plan Administrator has the right and the power to grant at any time to any eligible persons, options, restricted stock or a combination thereof (each a “Grant”), in such quantity, at such price, on such terms and subject to such conditions consistent with the provisions of the Plan as may be established by the Plan Administrator on or prior to the granting date for such Grant.

Eligible Persons under the Plan

A person is eligible to receive a Grant under the Plan only if on the proposed granting date for such Grant such person is an employee of, is currently serving as a member of the Board of Directors of, has rendered or is expected to render within a twelve-month period of the granting date advisory or consulting services to, or to whom an offer of employment has been extended by the Company.

Stock Options

The Plan Administrator has the power to determine the grantee to whom options are granted, the number of shares subject to each option, the number of options granted to each grantee and the time at which each option is granted.  Except as otherwise expressly provided in the Plan, the Plan Administrator has the power to determine, at the time of the grant of each option, all terms and conditions governing the rights and obligations of the grantee with respect to such option. With respect to any option, the Plan Administrator has the power to determine: (a) the purchase price per share or the method by which the purchase price per share will be determined; (b) the length of the period during which the option may be exercised and any limitations on the number of shares purchasable with the option at any given time during such period; (c) the times at which the option may be exercised; (d) any conditions precedent to be satisfied before the option may be exercised, such as vesting period; (e) any restrictions on resale of any shares purchased upon exercise of the option; (f) the extent to which the option may be transferable; and (g) whether the option will constitute an “Incentive Stock Option.”

It is the Company’s intent that Non-qualified Stock Options granted under the Plan not be classified as Incentive Stock Options, that Incentive Stock Options be consistent with and contain or be deemed to contain all provisions required under Section 422 of the Code and any successor thereto, and that any ambiguities in construction be interpreted in order to effectuate such intent. If an Incentive Stock Option granted under the Plan does not qualify as such for any reason, then to the extent of such non-qualification, the stock option represented thereby is to be regarded as a Non-qualified Stock Option duly granted under the Plan, provided that such stock option otherwise meets the Plan's requirements for Non-qualified Stock Options.

No Incentive Stock Option may be granted under the Plan which is exercisable more than ten years after its granting date.  No grantee may be granted Incentive Stock Options if the value of the shares subject to those options which first become exercisable in any given calendar year (and the value of the shares subject to any other Incentive Stock Options issued to the grantee under the Plan or any other plan of the Company which first become exercisable in such year) exceeds the requirements of Code Section 422. For this purpose, the value of shares is to be determined on the granting date. Any Incentive Stock Options issued in excess of the requirements of Code Section 422 will be treated as Non-qualified Options. Incentive Stock Options will be taken into account in the order in which they were granted.

Stock Grants

The Plan Administrator may at any time and from time to time grant shares of restricted stock under the Plan to such grantees and in such amounts as it determines.  Each grant of restricted stock shall specify the applicable restrictions on such shares (including, for example, time, performance, price and milestone based vesting restrictions), the duration of such restrictions and the time or times at which such restrictions shall lapse with respect to all or a specified number of shares that are part of the grant.

The grantee will be required to pay the Company the aggregate par value of any shares of restricted stock within ten days of the date of grant, unless such shares of restricted stock are treasury shares.

Unless otherwise determined by the Plan Administrator, certificates representing shares of restricted stock granted under the Plan will be held in escrow by the Company on the grantee’s behalf during any period of restriction thereon and will bear an appropriate legend specifying the applicable restrictions thereon, and the grantee will be required to execute a blank stock power therefore. Except as otherwise provided by the Committee, during such period of restriction the grantee shall have all of the rights of a holder of common stock, including but not limited to the rights to receive dividends and to vote, and any stock or other securities received as a distribution with respect to such grantee's restricted stock shall be subject to the same restrictions as then in effect for the restricted stock.

Except as otherwise provided by the Plan Administrator, at such time as a grantee ceases to be a director, officer or employee of, or otherwise performing services for, the Company or its subsidiaries for any other reason, all shares of restricted stock granted to such participant on which the restrictions have not lapsed shall be immediately forfeited to the Company.

Terms and Conditions of Grants

Specific requirements for the terms and conditions of all Grants entered into are detailed in the Plan.

Amendment of the Plan

Except as provided in the following two sentences, the Board shall have complete power and authority to amend this Plan at any time, and no approval by the Company’s stockholders or by any other person, committee or other entity of any kind shall be required to make any amendment approved by the Board effective. The Board shall not, without the affirmative approval of the Company’s stockholders, amend the Plan in any manner which would cause any outstanding Incentive Stock Options to no longer qualify as Incentive Stock Options. No termination or amendment of this Plan may, without the consent of the Grantee prior to termination or the adoption of such amendment, materially and adversely affect the rights of such Grantee under such Grant.

Effective Date

This Plan became effective on June 18, 2008 (the “Effective Date”), the date of the annual stockholder meeting, if approved by the majority of stockholders. Unless sooner terminated by the Board in its sole discretion, this plan will expire on June 18, 2018.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE AMENDMENT TO THE 2007 STOCK INCENTIVE PLAN

PROPOSAL NO. 5
APPROVAL OF AMENDMENT TO ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED CAPITAL STOCK OF THE CORPORATION TO INCLUDE 100,000,000 SHARES OF COMMON STOCK.

The Board of Directors has determined that it is in the Company’s best interest to amend the Company’s Articles of Incorporation, as amended to date (the “Stock Amendment”) to increase the Company’s authorized capital stock (the “Increase”) to include 100,000,000 shares of common stock, par value $0.001 per share.

As discussed below, if the Stockholders of the Company as of the Record Date approve the Stock Amendment to approve the Increase in the authorized capital of the Company, and the Board of Directors determines that the Increase continues to be in the best interest of the Company, the Board of Directors will file with the Nevada Secretary of State the Articles of Amendment to the Company’s Articles of Incorporation, substantially in the form set forth in Appendix [C] to this Proxy Statement, at which time the Increase will take effect.

General

As of the date of this Proxy Statement, pursuant to our Articles of Incorporation (as amended to date), we had the authority to issue 50,000,000 shares of common stock, of which 24,411,104 were issued and outstanding.  As of April 22, 2011, there were 6,361,000 shares of Common Stock reserved for issuance pursuant to presently issued and outstanding options, warrants and similar rights, including shares that have been set aside for issuance under the Company’s 2007 Stock Incentive Plan

Management believes that the proposed Amendment would benefit the Company by providing greater flexibility to the Board of Directors to honor conversion notices by holders of convertible securities (discussed in more detail below), to issue additional equity securities to raise additional capital, to pursue strategic investment partners, to facilitate possible future acquisitions, and to provide stock related employee benefits.  To facilitate our honoring conversion notices on such convertible securities and engaging in financing or strategic acquisition transactions, management believes that the authorized capital of the Company will need to be increased pursuant to a stockholder-approved amendment to the Articles of Incorporation.

Purpose of the Increase

In addition to better positioning the Company for future capitalization, management believes that the Increase may make other corporate opportunities, including potential mergers with or acquisitions of businesses or other related avenues of strategic growth more available to the Company. As of the date of this Proxy Statement, the Company had no plans for acquisitions or other business combinations, although Management continues to be open to potential opportunities for the Company.

As of the date of this proxy statement, our Articles of Incorporation (as amended to date), authorized us to issue only up to 50,000,000 shares of our Common Stock.   If the increase to the authorized capital is approved, we anticipate that we may use the additional shares available to us in connection with a variety of purposes, including issuances pursuant to our 2007 Stock Incentive Plan, potential strategic acquisition or business combination transactions, and other purposes.

Potential Anti-Takeover Effect. Although the increased proportion of unissued authorized shares to issued shares could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of the Company’s Board of Directors or contemplating a tender offer or other transaction for the combination of the Company with another entity), the Increase is not being proposed as part of a plan of additional stock issuances. Nevertheless, management could use the additional shares that will be available following the Increase to resist or frustrate a third-party transaction.

For these reasons, the Company’s Board of Directors is seeking stockholder approval of the proposed Amendment to the Company’s Articles of Incorporation to increase the Company’s authorized capital to include 100,000,000 shares of common stock and 50,000,000 shares of preferred stock.

If the Amendment is approved at the Annual Meeting, generally, no stockholder approval would be necessary for the issuance of all or any portion of the additional shares of Common Stock unless required by law or any rules or regulations to which the Company is subject.

Depending upon the consideration per share received by the Company for any subsequent issuance of Common Stock, such issuance could have a dilutive effect on those stockholders who paid a higher consideration per share for their stock.  Also, future issuances of Common Stock will increase the number of outstanding shares, thereby decreasing the percentage ownership in the Company (for voting, distributions and all other purposes) represented by existing shares of Common Stock. The availability for issuance of the additional shares of Common Stock may be viewed as having the effect of discouraging an unsolicited attempt by another person or entity to acquire control of the Company. Although the Board of Directors has no present intention of doing so, the Company's authorized but unissued Common Stock could be issued in one or more transactions that would make a takeover of the Company more difficult or costly, and therefore less likely.  Holders of Common Stock do not have any preemptive rights to acquire any additional securities issued by the Company.

If the Company’s stockholders do not approve the Stock Amendment, even if the Company were to undertake additional merger or acquisition transactions on terms acceptable to the Company, the Company could be limited in its ability to complete such transactions without an increase in authorized capital.

Adoption of the proposal to approve the Stock Amendment requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock on the Record Date entitled to vote on Proposal No. 5.  If approved by the stockholders, the Stock Amendment would become effective upon the filing with the Secretary of State of the State of Nevada of Articles of Amendment to the Articles of Incorporation setting forth such increase.

Article II of the Company’s Articles of Incorporation (as amended to date), currently provides as follows:

AUTHORIZED CAPITAL

The amount of total authorized capital stock which the Corporation shall have authority to issue is 50,000,000 shares of common stock, each with $0.001 par value. To the fullest extent permitted by the laws of the State of Nevada (currently set forth in NRS 78.195), as the same now exists or may hereafter be amended or supplemented, the Board of Directors may fix and determine the designations, rights, preferences or other variations of each class or series within each class of capital stock of the Corporation.

Our Board has approved the following amendment and restatement to Article II, AUTHORIZED CAPITAL, subject to approval of such amendment by the holders of the Company’s Common Stock in accordance with Proposal No. 5.  Proposal No. 6 (below) also relates to an amendment to increase the authorized capital stock of the Company.  Please Note: Proposal Nos. 5 and 6 are not contingent on one another.  In other words, the stockholders may approve either Proposal No. 5 or Proposal No. 6, or both, or neither.

If Proposal No. 5 is approved, and the Board of Directors determines it to be in the best interest of the Company to file the Articles of Amendment, we will file Articles of Amendment to amend our Articles of Incorporation such that Article II, as set forth above, will be deleted in its entirety and replaced with the following:

AUTHORIZED CAPITAL

Authorized Capital Stock.  The total number of shares which the Corporation shall have the authority to issue is One Hundred Million (100,000,000) shares of common stock, $0.001 par value per share.  All of the shares of the Corporation’s capital stock shall be non-assessable.

Consent Required for Approval of the Increase in Authorized Capital Stock

Under Nevada law and our Articles of Incorporation, as amended to date, the proposal to amend the Company’s Articles of Incorporation to increase the Company’s authorized capital stock (Proposal No. 5) must be approved by the holders of at least a majority of our outstanding shares of Common Stock on the Record Date entitled to vote on Proposal No. 5.

The proposal to effectuate the Increase is a “non-discretionary” item, meaning that brokerage firms cannot vote shares in their discretion on your behalf if you have not given the broker instructions to vote your shares held in “street” name. Abstentions and Broker non-votes will count in determining a quorum for purposes of conducting the Annual Meeting, but will not count for or against this Proposal 5.

Procedure for Effecting Increase in Authorized Capital.

If the stockholders approve the Increase, and the Board of Directors decides to implement the Increase, the Company will file an amendment to its Articles of Incorporation (“Articles of Amendment”) with the Secretary of State of Nevada, not sooner than ten days and not later than twenty days following such approval by the stockholders, to amend its existing Articles of Incorporation. The increase will become effective at the time specified in the Amended Certificate, which is referred to below as the “effective time.”

No Appraisal or Dissenters' Rights

Under Nevada corporate law, the Company’s stockholders are not entitled to appraisal or dissenters' rights with respect to the Increase, and the Company will not independently provide stockholders with any such right.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE AMENDMENT TO THE ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED CAPITAL STOCK OF THE COMPANY TO INCLUDE 100,000,000 SHARES OF COMMON STOCK

PROPOSAL NO. 5
APPROVAL OF AMENDMENT TO ARTICLES OF INCORPORATION TO CHANGE THE AUTHORIZED CAPITAL STOCK OF THE COMPANY TO INCLUDE 50,000,000 SHARES OF PREFERRED STOCK, AND TO AUTHORIZE THE COMPANY TO ISSUE ONE OR MORE SERIES OF PREFERRED STOCK FROM TIME TO TIME IN ONE OR MORE SERIES AND IN SUCH AMOUNTS AS MAY BE DETERMINED BY THE BOARD OF DIRECTORS.

Background

Our Board believes it is in the best interest of our stockholders and the Company to amend our certificate of incorporation to authorize 50,000,000 shares of preferred stock with a par value of $0.001 per share (the “Preferred Stock”) and to provide that our Board is authorized to prescribe the series and the number of the shares of each series of Preferred Stock and the voting powers, designations, preferences, limitations, restrictions and relative rights of the shares of each series of Preferred Stock.

The Board believes that this authorization of Preferred Stock would provide the Company greater flexibility with respect to the Company’s capital structure for such purposes as additional equity financing and acquisitions.

As noted above, our Articles of Incorporation currently authorize the issuance of up to 50,000,000 shares of Common Stock with a par value of $0.001 per share. No shares of Preferred Stock are currently authorized. As described in Proposal 5, the Board also proposes to increase the authorized number of shares of Common Stock under the Stock Amendment.  If both this Proposal 6 and Proposal 5 are approved, the total number of authorized shares of all classes of our capital stock will be 150,000,000 shares, consisting of 100,000,000 shares of Common Stock, par value $0.001 per share, and 50,000,000 shares of Preferred Stock, par value $1.00  per share.  For a discussion of the proposed increase in the number of authorized shares of Common Stock, see Proposal No. 5 above. Proposals 5 and 6 are not contingent on one another.

If our Articles of Incorporation (as amended to date) are amended to authorize Preferred Stock, our Board would have discretion to prescribe the series and the number of the shares of each series of Preferred Stock and the voting powers, designations, preferences, limitations, restrictions and relative rights of the shares of each series of Preferred Stock.  If this proposal is approved by our stockholders, our Board does not intend to solicit further stockholder approval before the issuance of any shares of Preferred Stock, except as may be required by applicable law or rule, however our Board has no current plan to issue any shares of Preferred Stock authorized as a result of the stockholder approval hereby obtained.

Upon the effectiveness of the amendment authorizing the creation of a class of “blank check” Preferred Stock, when required by law and in accordance with the Nevada Revised Statutes governing corporations, our Board will have the express authority to execute and file a certificate of designation setting forth the series and the number of the shares of each series of Preferred Stock and the voting powers, designations, preferences, limitations, restrictions and relative rights of the shares of each series of our Preferred Stock.

Purposes of the Amendment

The Board recommends the authorization of 50,000,000 shares of Preferred Stock to increase the Company’s financial flexibility. The Board believes that the complexity of modern business financing and acquisition transactions requires greater flexibility in the Company’s capital structure than now exists.  The Preferred Stock would be available for issuance from time to time as determined by the Board for any proper corporate purpose.  Such purposes might include, without limitation, issuance in public or private sales for cash as a means of obtaining additional capital for use in the Company’s business and operations, or issuance as part or all of the consideration required to be paid by the Company for acquisitions of other businesses or assets.

If the proposed amendment is approved, the Board would be empowered, without the necessity of further action or authorization by the Company’s stockholders, unless required in a specific case by applicable laws or regulations, to authorize the issuance of up to 50,000,000 shares of Preferred Stock from time to time in one or more series, and to fix by resolution or resolutions, designations, preferences, limitations and relative rights of each such series. Each series of Preferred Stock could, as determined by the Board at the time of issuance, rank, with respect to dividends and redemption and liquidation rights, senior to the Company’s Common Stock.

Effects of the Authorization of a Class of Preferred Stock

Although the Board has no current plan to issue any shares of Preferred Stock, any future issuance of Preferred Stock could adversely affect the rights of holders of our Common Stock.  If we issue Preferred Stock, such Preferred Stock will include certain designations, rights, qualifications, preferences, limitations and terms, any of which may dilute the voting power or economic interest of holders of our Common Stock. For example, in the absence of a proportionate increase in our earnings and book value, an increase in the aggregate number of outstanding shares caused by the issuance of our Preferred Stock could dilute the earnings per share and book value per share of all outstanding shares of our common stock.  In addition, in a liquidation the holders of our Preferred Stock may be entitled to receive a certain amount per share of our Preferred Stock before the holders of our Common Stock receive any distribution.  In addition, the holders of our Preferred Stock may be entitled to vote and such votes may dilute the voting rights of the holders of our Common Stock when we seek to take corporate action. Our Preferred Stock also may be convertible into shares of our Common Stock. Furthermore, our Preferred Stock could be issued with certain preferences over the holders of our Common Stock with respect to dividends or the power to approve the declaration of a dividend. The aforementioned are only examples of how shares of our Preferred Stock, if issued, could result in:

•	reduction of the amount of funds otherwise available for payment of dividends on our Common Stock;

•	restrictions on dividends that may be paid on our Common Stock (although there are no current plans to pay dividends on our Common Stock);

•	dilution of the voting power of our Common Stock; and

•	restrictions on the rights of holders of our Common Stock to share in our assets on liquidation until satisfaction of any liquidation preference granted to the holders of our Preferred Stock.

In addition to financing purposes, we could also issue shares of Preferred Stock that may, depending on the terms of such issued Preferred Stock, make more difficult or discourage an attempt to obtain control of our Company by means of a merger, tender offer, proxy contest or other means.  When, in the judgment of our Board, this action would be in the best interest of our Company and stockholders, such shares could be used to create voting or other impediments or to discourage persons seeking to gain control of our Company.  Such shares also could be privately placed with purchasers favorable to our Board in opposing such action.  In addition, our Board could authorize holders of a series of our Preferred Stock to vote either separately as a class or with the holders of our Common Stock, on any merger, sale or exchange of assets by our Company or any other extraordinary corporate transaction.  The existence of the additional authorized preferred stock could have the effect of discouraging unsolicited takeover attempts.  The issuance of Preferred Stock also could be used to dilute the stock ownership of a person or entity seeking to obtain control of our Company should our Board consider the action of such entity or person not to be in the best interest of our stockholders.  The issuance of Preferred Stock also could be used to entrench current management or deter an attempt to replace our Board by diluting the number or rights of shares held by individuals seeking to control our Company by obtaining a certain number of seats on our Board.

Effective Date of the Amendment

If this amendment to our Articles of Incorporation is approved by our stockholders, and if our Board of Directors still believes it to be in the best interest of the Company, we will file the Articles of Amendment to the Articles of Incorporation with the Nevada Secretary of State in order for the amendment to become effective. If we obtain stockholder approval of this proposal, we intend to file the Articles of Amendment as soon as practicable following such approval.

Our Board reserves the right, notwithstanding stockholder approval of this amendment to our Articles of Incorporation and without further action by our stockholders, not to proceed with the amendment at any time before the effective date of the Articles of Amendment.

Article II of the Company’s Articles of Incorporation (as amended to date), currently provides as follows:

AUTHORIZED CAPITAL

The amount of total authorized capital stock which the Corporation shall have authority to issue is 50,000,000 shares of common stock, each with $0.001 par value. To the fullest extent permitted by the laws of the State of Nevada (currently set forth in NRS 78.195), as the same now exists or may hereafter be amended or supplemented, the Board of Directors may fix and determine the designations, rights, preferences or other variations of each class or series within each class of capital stock of the Corporation.

Our Board has approved the following amendment and restatement to Article II, AUTHORIZED CAPITAL, subject to approval of such amendment by the holders of the Company’s Common Stock in accordance with Proposal No. 5 and Proposal No. 6.  Please Note: Proposal Nos. 5 and 6 are not contingent on one another.  In other words, the stockholders may approve either Proposal No. 5 or Proposal No. 6, or both, or neither.

If Proposal No. 6 is approved and Proposal No. 5 is not, and the Board of Directors determines it to be in the best interest of the Company to file the Articles of Amendment, we will file Articles of Amendment to amend our Articles of Incorporation such that Article II, as set forth above, will be deleted in its entirety and replaced with the following:

AUTHORIZED CAPITAL

2.1           Authorized Capital Stock.  The total number of shares which the Corporation shall have the authority to issue is One Hundred Million (100,000,000) shares of capital stock, such total number of shares consisting of Fifty Million (50,000,000) shares of Common Stock, $0.001 par value per share, and Fifty Million (50,000,000) shares of Preferred Stock,  $0.001 par value per share.  All of the shares of the Corporation’s capital stock shall be non-assessable.

2.2           Preferred Stock.  The Preferred Stock may be issued by the Corporation from time to time in one or more series and in such amounts as may be determined by the Board of Directors.  The designations, voting rights, amounts of preference upon distribution of assets, rates of dividends, premiums of redemption, conversion rights and other variations, if any, the qualifications, limitations or restrictions thereof, if any, of the Preferred Stock, and of each series thereof, shall be such as are fixed by the Board of Directors, the authority so to do being hereby expressly granted, as stated and expressed in a resolution or resolutions adopted by the Board of Directors providing for the issue of such series of Preferred Stock (a “Director’s Resolution”). The authority of the Board of Directors with respect to each such series of Preferred Stock shall include, but shall not be limited to, determination of the following:

(a)          The distinctive serial designation and number of shares comprising each such series;

(b)          The rate of dividends, if any, on the shares of that series, whether dividends shall be non-cumulative, cumulative to the extent earned or cumulative (and, if cumulative, from which date or dates), whether dividends shall be payable in cash, property or rights, or in shares of the Corporation’s capital stock, and the relative priority, if any, of payment of dividends on shares of that series over shares of any other series;

(c)          Whether the shares of that series shall be redeemable and, if so, the terms and conditions of such redemption, including the date or dates upon or after which they shall be redeemable, the event or events upon or after which they shall be redeemable or at whose option they shall be redeemable, and the amount per share payable in case of redemption (which amount may vary under different conditions and at different redemption dates) or the property or rights, including securities of any other corporation, payable in case of redemption;

(d)          Whether that series shall have a sinking fund for the redemption or purchase of shares of that series and, if so, the terms and amounts payable into such sinking fund;

(e)          The rights, if any, to which the holders of the shares of that series shall be entitled in the event of voluntary involuntary liquidation, dissolution or winding-up of the Corporation, and the relative rights of priority, if any, of payment of shares of that series in any such event;

(f)          Whether the shares of that series shall be convertible into or exchangeable for shares of stock of any other class of the capital stock of the Corporation or any other series of Preferred Stock of the Corporation or the securities of any other entity and, if so, the terms and conditions of such conversion or exchange, including the rate or rates of conversion or exchange, the date or dates upon or after which or the events upon which they shall be convertible or exchangeable or at whose option they shall be convertible or exchangeable, and the method, if any, of adjusting the rates of conversion or exchange in the event of a stock split, stock dividend,   combination of shares or similar event;

(g)          Whether the issuance of any additional shares of such series shall be subject to restrictions, or whether any shares of any other series shall be subject to restrictions as to issuance, or as to the powers, preferences or rights of any such other series;

(h)          Voting rights, if any, including, without limitation, the authority to confer multiple votes per share, voting rights as to specified matters or issues or, subject to the provisions of these Articles of Incorporation, voting rights to be exercised either together with holders of Common Stock as a single class, or independently as a separate class; and

(i)          Any other preferences, privileges and powers, and relative, participating, optional or other special rights and qualifications, limitations or restrictions of such series, as the Board of Directors may deem advisable and as shall not be inconsistent with the provisions of these Articles of Incorporation and as shall now or hereafter be permitted by the Nevada Revised Statues, as amended.

2.3           Common Stock. Except as otherwise required by law or these Articles of Incorporation or as otherwise provided with respect to the relative rights of shares of Preferred Stock in any Director’s Resolution, all shares of Common Stock shall be identical and the holders of shares of Common Stock shall possess voting power and each share of Common Stock shall have one (1) vote.

2.4           Relative Ranking of Common Stock.  The Common Stock is junior to the Preferred Stock and is subject to all of the powers, rights, privileges, preferences and priorities of the Preferred Stock as herein set forth and as may be stated in any Director’s Resolution.

If both Proposal No. 5 and Proposal No. 6 are approved, and the Board of Directors determines it to be in the best interest of the Company to file the Articles of Amendment, we will file Articles of Amendment to amend our Articles of Incorporation such that Article II, as set forth above, will be deleted in its entirety and replaced with the following:

ARTICLE II
AUTHORIZED CAPITAL

2.1           Authorized Capital Stock.  The total number of shares which the Corporation shall have the authority to issue is One Hundred Fifty Million (150,000,000) shares of capital stock, such total number of shares consisting of One Hundred Million (100,000,000) shares of Common Stock, $0.001 par value per share, and Fifty Million (50,000,000) shares of Preferred Stock,  $0.001 par value per share.  All of the shares of the Corporation’s capital stock shall be non-assessable.

2.2           Preferred Stock.  The Preferred Stock may be issued by the Corporation from time to time in one or more series and in such amounts as may be determined by the Board of Directors.  The designations, voting rights, amounts of preference upon distribution of assets, rates of dividends, premiums of redemption, conversion rights and other variations, if any, the qualifications, limitations or restrictions thereof, if any, of the Preferred Stock, and of each series thereof, shall be such as are fixed by the Board of Directors, the authority so to do being hereby expressly granted, as stated and expressed in a resolution or resolutions adopted by the Board of Directors providing for the issue of such series of Preferred Stock (a “Director’s Resolution”). The authority of the Board of Directors with respect to each such series of Preferred Stock shall include, but shall not be limited to, determination of the following:

(a)           The distinctive serial designation and number of shares comprising each such series;

(b)           The rate of dividends, if any, on the shares of that series, whether dividends shall be non-cumulative, cumulative to the extent earned or cumulative (and, if cumulative, from which date or dates), whether dividends shall be payable in cash, property or rights, or in shares of the Corporation’s capital stock, and the relative priority, if any, of payment of dividends on shares of that series over shares of any other series;

(c)           Whether the shares of that series shall be redeemable and, if so, the terms and conditions of such redemption, including the date or dates upon or after which they shall be redeemable, the event or events upon or after which they shall be redeemable or at whose option they shall be redeemable, and the amount per share payable in case of redemption (which amount may vary under different conditions and at different redemption dates) or the property or rights, including securities of any other corporation, payable in case of redemption;

(d)           Whether that series shall have a sinking fund for the redemption or purchase of shares of that series and, if so, the terms and amounts payable into such sinking fund;

(e)           The rights, if any, to which the holders of the shares of that series shall be entitled in the event of voluntary involuntary liquidation, dissolution or winding-up of the Corporation, and the relative rights of priority, if any, of payment of shares of that series in any such event;

(f)           Whether the shares of that series shall be convertible into or exchangeable for shares of stock of any other class of the capital stock of the Corporation or any other series of Preferred Stock of the Corporation or the securities of any other entity and, if so, the terms and conditions of such conversion or exchange, including the rate or rates of conversion or exchange, the date or dates upon or after which or the events upon which they shall be convertible or exchangeable or at whose option they shall be convertible or exchangeable, and the method, if any, of adjusting the rates of conversion or exchange in the event of a stock split, stock dividend,   combination of shares or similar event;

(g)           Whether the issuance of any additional shares of such series shall be subject to restrictions, or whether any shares of any other series shall be subject to restrictions as to issuance, or as to the powers, preferences or rights of any such other series;

(h)           Voting rights, if any, including, without limitation, the authority to confer multiple votes per share, voting rights as to specified matters or issues or, subject to the provisions of these Articles of Incorporation, voting rights to be exercised either together with holders of Common Stock as a single class, or independently as a separate class; and

(i)           Any other preferences, privileges and powers, and relative, participating, optional or other special rights and qualifications, limitations or restrictions of such series, as the Board of Directors may deem advisable and as shall not be inconsistent with the provisions of these Articles of Incorporation and as shall now or hereafter be permitted by the Nevada Revised Statues, as amended.

2.3           Common Stock. Except as otherwise required by law or these Articles of Incorporation or as otherwise provided with respect to the relative rights of shares of Preferred Stock in any Director’s Resolution, all shares of Common Stock shall be identical and the holders of shares of Common Stock shall possess voting power and each share of Common Stock shall have one (1) vote.

2.4           Relative Ranking of Common Stock.  The Common Stock is junior to the Preferred Stock and is subject to all of the powers, rights, privileges, preferences and priorities of the Preferred Stock as herein set forth and as may be stated in any Director’s Resolution.

Dissenters Rights

Neither Nevada law nor our certificate of incorporation or bylaws provides our stockholders with the rights of appraisal or similar rights of dissenters with respect to this amendment.

The Form of Articles of Amendment to be filed assuming the approval of both Proposal Nos. 5 and 6 is attached hereto in Appendix B.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE AMENDMENT TO THE ARTICLES OF INCORPORATION TO CHANGE THE AUTHORIZED CAPITAL STOCK OF THE COMPANY TO INCLUDE 50,000,000 SHARES OF PREFERRED STOCK, AND TO AUTHORIZE THE COMPANY TO ISSUE ONE OR MORE SERIES OF PREFERRED STOCK FROM TIME TO TIME IN ONE OR MORE SERIES AND IN SUCH AMOUNTS AS MAY BE DETERMINED BY THE BOARD OF DIRECTORS.

LEGAL PROCEEDINGS

We are not a party to any pending legal proceeding.  We are not aware of any pending legal proceeding to which any of our executive officers or directors is a party or of which any of their property is subject.

To the best of the Company’s knowledge, during the past ten years, none of the following occurred with respect to a present or former director, executive officer, or employee: (1) any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (2) any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); (3) being subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his or her involvement in any type of business, securities or banking activities; (4) being found by a court of competent jurisdiction (in a civil action), the SEC or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated; (5) being the subject of, or a party to, any order, judgment, decree or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of a federal or state securities or commodities law or regulation, law or regulation respecting financial institutions or insurance companies, law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or (6) being the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization, any registered entity or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

None of our directors or executive officers, nor any proposed nominee for election as a director, nor any person who beneficially owns, directly or indirectly, shares carrying more than 5% of the voting rights attached to all of our outstanding shares, nor any members of the immediate family (including spouse, parents, children, siblings, and in-laws) of any of the foregoing persons has any material interest, direct or indirect, in any transaction since our incorporation or in any presently proposed transaction which, in either case, has or will materially affect us.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

The Company's executive officers, directors and 10% stockholders are required under Section 16 of the Securities Exchange Act of 1934, as amended, to file reports of ownership and changes in ownership with the Securities and Exchange Commission.  Copies of these reports must also be furnished to the Company.

To the best of our knowledge based solely on a review of Forms 3, 4, and 5 (and any amendments thereof) received by us during or with respect to the year ended December 31, 2010, the following persons have failed to file, on a timely basis, the identified reports required by Section 16(a) of the Exchange Act during fiscal year ended December 31, 2010:

Name and principal position	Number of late reports	Transactions not timely reported	Known failures to file a required form
Robert G. Pedersen II Chief Executive Officer, Chairman	___	___	___
Brandon T. O’Brien Chief Financial Officer	___	___	___
Larry Harmer(1) Director	___	___	___
Shuichiro Ueyama Director	___	___	___
Randy Hales Director	___	___	___
Edward Ekstrom Director	___	___	___

(1)           Mr. Harmer resigned from the Board of Directors in March 2011.

STOCKHOLDER PROPOSALS FOR THE 2012 ANNUAL MEETING OF STOCKHOLDERS

If any stockholder intends to present a proposal to be considered for inclusion in the Company's proxy material in connection with the Company's 2012 Annual Meeting of Stockholders, the proposal must be in proper form (per SEC Regulation 14A, Rule 14a-8—Stockholder Proposals) and received by the Secretary of the Company on or before October 16, 2011.  Stockholder proposals to be presented at the 2012 Annual Meeting of Stockholders which are not to be included in the Company's proxy materials must be received by the Company no earlier than November 15, 2012, nor later than December 17, 2011.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

In instances in which multiple holders of the Common Stock share a common address and are the beneficial owners, but not the record holders, of those shares of Common Stock, the holders' banks, brokers or other nominees may only deliver one copy of this Proxy Statement and the Company's 2010 Annual Report to Stockholders, unless the applicable bank, broker or nominee has received contrary instructions from one or more of the stockholders.  The Company will deliver promptly, upon written request, a separate copy of this Proxy Statement and the Company's 2010 Annual Report to Stockholders to any stockholder at a shared address to which a single copy of the documents was delivered.  A stockholder who wishes to receive a separate copy of this Proxy Statement and the Company’s 2010 Annual Report to Stockholders should submit a request by writing to Brandon T. O’Brien, Corporate Secretary, ZAGG Incorporated, 3855 South 500 West, Suite J, Salt Lake City, Utah 84115.  Beneficial owners sharing an address who are receiving multiple copies of proxy materials and annual reports and who wish to receive a single copy of such materials in the future will need to contact their broker, bank or other nominee to request that only a single copy of each document be mailed to all stockholders at the shared address in the future.

OTHER BUSINESS

The Company's management does not know of any other matter to be presented for action at the Meeting.  However, if any other matters should be properly presented at the Meeting, it is the intention of the persons named in the accompanying proxy to vote said proxy in accordance with their best judgment.

/s/ Brandon T. O’Brien

Brandon T. O’Brien
Chief Financial Officer, Corporate Secretary
Salt Lake City, Utah
April ____, 2011

APPENDIX A

[2007 PLAN AS AMENDED TO DATE]

ZAGG INC.

2007 STOCK INCENTIVE PLAN

(AMENDED AND RESTATED ___________ 2011)

ARTICLE 1
IDENTIFICATION OF THE PLAN

1.1.           TITLE. The plan described herein shall be known as the ZAGG Inc. 2007 Stock Incentive Plan (the "Plan").

1.2.           PURPOSE. The purpose of this Plan is to promote long-term growth and profitability of ZAGG INCORPORATED (the "Company") and its Subsidiaries by (i) compensating certain directors, officers, employees of and certain other persons who perform services for the Company and its Subsidiaries for services rendered by such persons after the date of adoption of this Plan to the Company or any Subsidiary; (ii) providing certain directors, officers and employees of the Company and its Subsidiaries with significant additional incentive to promote the financial success of the Company; and (iii) providing an incentive which may be used to induce able persons to serve or remain on the Board of Directors of the Company or to enter into or remain in the employment of the Company or any Subsidiary. Grants of Incentive or Non-qualified Stock Options, Restricted Stock or a combination of the foregoing may be made under the Plan.

1.3.           EFFECTIVE DATE. The Plan became effective upon its approval by the Board of Directors and the stockholders of the Company (the "Effective Date").

1.4.           DEFINED TERMS. Certain capitalized terms used herein have the meanings as set forth in Section 12.1 of the Plan.

ARTICLE 2
ADMINISTRATION OF THE PLAN

2.1.           INITIAL ADMINISTRATION. This Plan shall initially be administered by the Board of Directors. The Board of Directors shall delegate the administration of the Plan to a Compensation Committee (the "Committee") in the event that such a committee is established by the Board of Directors and is comprised of persons appointed by the Board of Directors of the Company in accordance with the provisions of Section 2.3. The Board shall exercise full power and authority regarding the administration of the Plan until such administration is delegated to the Committee. Unless the context otherwise requires, references herein to the Committee shall be deemed to refer to the Board of Directors until the administration of the Plan has been delegated to the Committee.

2.2.           COMMITTEE'S POWERS. The Committee shall have full power and authority to prescribe, amend and rescind rules and procedures governing administration of this Plan. The Committee shall have full power and authority (i) to interpret the terms of this Plan, the terms of the Grants and the rules and procedures established by the Committee and (ii) to determine the meaning of or requirements imposed by or rights of any person under this Plan, any Grant or any rule or procedure established by the Committee. Each action of the Committee which is within the scope of the authority delegated to the Committee by this Plan or by the Board shall be binding on all persons.

2.3.           COMMITTEE MEMBERSHIP. The Committee shall be composed of one or more members of the Board. The Board shall have the power to determine the number of members which the Committee shall have and to change the number of membership positions on the Committee from time to time. The Board shall appoint all members of the Committee. The Board may from time to time appoint members to the Committee in substitution for, or in addition to, members previously appointed and may fill vacancies, however caused, on the Committee. Any member of the Committee may be removed from the Committee by the Board at any time with or without cause.

2.4.           COMMITTEE PROCEDURES. The Committee shall hold its meetings at such times and places as it may determine. The Committee may make such rules and regulations for the conduct of its business as it shall deem advisable. Unless the Board or the Committee expressly decides to the contrary, a majority of the members of the Committee shall constitute a quorum and any action taken by a majority of the Committee members in attendance at a meeting at which a quorum of Committee members are present shall be deemed an act of the Committee.

2.5.           INDEMNIFICATION. No member of the Committee shall be liable, in the absence of bad faith, for any act or omission with respect to his or her service on the Committee under this Plan. Service on the Committee shall constitute service as a director of the Company so that the members of the Committee shall be entitled to indemnification and reimbursement as directors of the Company for any action or any failure to act in connection with service on the Committee to the full extent provided for at any time in the Company's Certificate of Incorporation and By Laws, or in any insurance policy or other agreement intended for the benefit of the Company's directors.

ARTICLE 3
PERSONS ELIGIBLE TO RECEIVE GRANTS

A person shall be eligible to receive a Grant under the Plan only if on the proposed Granting Date for such Grant such person is an employee of, is currently serving as a member of the Board of Directors of, has rendered or is expected to render within a twelve-month period of the Granting Date advisory or consulting services to, or to whom an offer of employment has been extended by the Company or any Subsidiary. A person eligible to receive a Grant is herein called a "Grantee."

ARTICLE 4
GRANT OF COMMON STOCK

4.1.           POWER TO GRANT COMMON STOCK. The Committee shall have the right and the power to grant at any time to any Grantee Options, Restricted Stock or a combination thereof (each a "Grant"), in such quantity, at such price, on such terms and subject to such conditions consistent with the provisions of this Plan as may be established by the Committee on or prior to the Granting Date for such Grant. In addition, the Board may approve a total amount of Shares for grant and then specifically authorize the Committee or senior management of the Company to make grants of the approved Shares to Grantees.

4.2.           GRANTING DATE. A Grant shall be deemed to have been made under this Plan on the date (the "Granting Date") which the Committee designates as the Granting Date at the time it approves such Grant, provided that the Committee may not designate a Granting Date with respect to any Grant which is earlier than the date on which the granting of such Grant is approved by the Committee.

ARTICLE 5
INCENTIVE AND NON-QUALIFIED OPTIONS

5.1.           OPTION TERMS WHICH THE COMMITTEE MAY DETERMINE. The Committee shall have the power to determine the Grantee to whom Options are granted, the number of Shares subject to each Option, the number of Options granted to each Grantee and the time at which each Option is granted. Except as otherwise expressly provided in this Plan, the Committee shall also have the power to determine, at the time of the grant of each Option, all terms and conditions governing the rights and obligations of the Grantee with respect to such Option. With respect to any Option, the Committee shall have the power to determine: (a) the purchase price per Share or the method by which the purchase price per Share will be determined; (b) the length of the period during which the Option may be exercised and any limitations on the number of Shares purchasable with the Option at any given time during such period; (c) the times at which the Option may be exercised; (d) any conditions precedent to be satisfied before the Option may be exercised, such as vesting period; (e) any restrictions on resale of any Shares purchased upon exercise of the Option; (f) the extent to which the Option may be transferable; and (g) whether the Option will constitute an Incentive Stock Option.

5.2           INCENTIVE STOCK OPTIONS. It is the Company's intent that Non-qualified Stock Options granted under the Plan not be classified as Incentive Stock Options, that Incentive Stock Options be consistent with and contain or be deemed to contain all provisions required under Section 422 of the Code and any successor thereto, and that any ambiguities in construction be interpreted in order to effectuate such intent. If an Incentive Stock Option granted under the Plan does not qualify as such for any reason, then to the extent of such non-qualification, the stock option represented thereby shall be regarded as a Non-qualified Stock Option duly granted under the Plan, provided that such stock option otherwise meets the Plan's requirements for Non-qualified Stock Options.

5.3.           TERM LIMITATION. No Incentive Stock Option may be granted under this Plan which is exercisable more than ten years after its Granting Date. This Section 5.3 shall not be deemed to limit the term which the Committee may specify for any Non-qualified Options granted under the Plan.

5.4.           $200,000 PER YEAR LIMIT ON INCENTIVE STOCK OPTIONS. No Grantee may be granted Incentive Stock Options if the value of the Shares subject to those options which first become exercisable in any given calendar year (and the value of the Shares subject to any other Incentive Stock Options issued to the Grantee under the Plan or any other plan of the Company or its Subsidiaries which first become exercisable in such year) exceeds $200,000. For this purpose, the value of Shares shall be determined on the Granting Date. Any Incentive Stock Options issued in excess of the $200,000 limit shall be treated as Non-qualified Options. Incentive Stock Options shall be taken into account in the order in which they were granted.

ARTICLE 6
RESTRICTED STOCK

6.1           RESTRICTED STOCK TERMS WHICH THE COMMITTEE MAY DETERMINE. The Committee may at any time and from time to time grant Shares of Restricted Stock under the Plan to such Grantees and in such amounts as it determines. Each grant of Restricted Stock shall specify the applicable restrictions on such Shares (including, for example, time, performance, price and milestone based vesting restrictions), the duration of such restrictions and the time or times at which such restrictions shall lapse with respect to all or a specified number of Shares that are part of the grant.

6.2           REQUIRED PAYMENT UPON GRANT. The Grantee will be required to pay the Company the aggregate par value of any Shares of Restricted Stock within ten days of the date of grant, unless such Shares of Restricted Stock are treasury shares.

6.3           ESCROW OF RESTRICTED STOCK AND STOCKHOLDER RIGHTS. Unless otherwise determined by the Committee, certificates representing Shares of Restricted Stock granted under the Plan will be held in escrow by the Company on the Grantee's behalf during any period of restriction thereon and will bear an appropriate legend specifying the applicable restrictions thereon, and the Grantee will be required to execute a blank stock power therefore. Except as otherwise provided by the Committee, during such period of restriction the Grantee shall have all of the rights of a holder of Common Stock, including but not limited to the rights to receive dividends and to vote, and any stock or other securities received as a distribution with respect to such Grantee's Restricted Stock shall be subject to the same restrictions as then in effect for the Restricted Stock.

6.4           FORFEITURE. Except as otherwise provided by the Committee, at such time as a Grantee ceases to be a director, officer or employee of, or otherwise performing services for, the Company or its Subsidiaries for any other reason, all Shares of Restricted Stock granted to such participant on which the restrictions have not lapsed shall be immediately forfeited to the Company.

ARTICLE 7
GRANT TERMS

7.1.           AGREEMENT. No Grantee shall have any rights under any Grant unless and until the Company and the Grantee have executed and delivered an agreement expressly making the Grant to such Grantee and containing provisions setting forth the terms of the Grant (either an "Option Agreement" or a "Restricted Stock Agreement", as the case may be). Unless otherwise provided by the Committee, the form of Stock Option Agreement, attached to this Plan as Exhibit A, or the form of Restricted Stock Agreement, attached to this Plan as Exhibit B, shall be used by the Committee in making Grants under the Plan.

7.2.           LIMITATION ON SHARES ISSUABLE TO ANY GRANTEE. The aggregate number of Shares that may relate to Options made to a Grantee during any calendar year (including those Options already exercised by the Grantee) shall not exceed 300,000 shares, as adjusted pursuant to Article 10 of this Plan.

7.3.           PLAN PROVISIONS CONTROL TERMS. The terms of this Plan shall govern all Grants. In the event any provision of any Option Agreement or Restricted Stock Agreement conflicts with any term in this Plan as constituted on the Granting Date of such Grant, the term in this Plan as constituted on the Granting Date of the Grant shall control. Except as provided in Article 10, the terms of any Grant may not be changed after the Granting Date of such Grant without the express approval of the Company and the Grantee.

7.4.           TRANSFER OF GRANTS. A Grant made pursuant to this Plan may be transferable as provided in the Option Agreement or Restricted Stock Agreement, as applicable. It shall be a condition precedent to any transfer of any Grant that the transferee executes and delivers an agreement acknowledging that such Grant has been acquired for investment and not for distribution and is and shall remain subject to this Plan and the applicable Option Agreement or Restricted Stock Agreement. The "Grantee" of any Grant shall mean (i) the initial grantee of such Grant or (ii) any permitted transferee.

7.5.           NO RIGHT TO EMPLOYMENT CONFERRED. Nothing in this Plan or (in the absence of an express provision to the contrary) in any Option Agreement or Restricted Stock Agreement (i) confers any right or obligation on any person to continue in the employ of the Company or any Subsidiary or (ii) affects or shall affect in any way any person's right or the right of the Company or any Subsidiary to terminate such person's employment with the Company or any Subsidiary at any time, for any reason, with or without cause.

ARTICLE 8
REGULATORY COMPLIANCE

8.1.           TAXES. The Company or any Subsidiary shall be entitled, if the Committee deems it necessary or desirable, to withhold from a Grantee's salary or other compensation (or to secure payment from the Grantee in lieu of withholding) all or any portion of any withholding or other tax due from the Company or any Subsidiary with respect to any Shares deliverable under such Grantee's Grant.

The Committee may (but need not) permit payment of such tax withholding by the Company's retention of Shares which would otherwise be transferred to the Grantee (i) upon exercise of an Option or (ii) upon grant or lapse of restrictions of Shares of Restricted Stock, as the case may be. In the event any Common Stock is retained by the Company to satisfy all or any part of the withholding, the part of the withholding deemed to have been satisfied by such Common Stock shall be equal to the product derived by multiplying the Per Share Market Value as of the date of (i) exercise of an Option or (ii) grant or lapse of restrictions of Restricted Stock, as the case may be, by the number of Shares retained by the Company. The number of Shares retained by the Company in satisfaction of withholding shall not be a number which, when multiplied by the Per Share Market Value as of the date of (i) exercise of an Option or (ii) grant or lapse of restrictions of Restricted Stock, as the case may be, would result in a product greater than the withholding amount. No fractional Shares shall be retained by the Company in satisfaction of withholding. Notwithstanding Article 9, unless the Board shall otherwise determine, for each Share retained by the Company in satisfaction of all or any part of the withholding amount, the aggregate number of Shares subject to this Plan shall be increased by one Share. The Company may defer delivery under a Grantee's Grant until indemnified to its satisfaction with respect to such withholding or other taxes.

8.2.           SECURITIES LAW COMPLIANCE. Each Grant shall be subject to the condition that an Option may not be exercised and the restrictions on Shares Restricted Stock may not lapse if and to the extent the Committee determines that the sale of securities upon exercise of the Option or lapse of the restrictions may violate the Securities Act or any other law or requirement of any governmental authority. The Company shall not be deemed by any reason of the making of any Grant to have any obligation to register the Shares subject to such Grant under the Securities Act or to maintain in effect any registration of such Shares which may be made at any time under the Securities Act. An Option shall not be exercisable and the restrictions shall not lapse if the Committee or the Board determines there is non-public information material to the decision of the Grantee to exercise such Option or trade such Restricted Stock which the Company cannot for any reason communicate to such Grantee.

Except as provided in Section 8.1 and Article 10, an aggregate of 10,000,000 Shares of Common Stock may be issued pursuant to or be subject to this Plan. The Common Stock issued under the Plan may be either authorized and unissued shares, shares reacquired and held in the treasury of the Company, or both, all as from time to time determined by the Board. If any Grant under the Plan expires or terminates unexercised, becomes unexercisable or is forfeited as to any Shares, or is tendered or withheld as to any shares in payment of the exercise price of the Grant or the taxes payable with respect to the Grant, then such unpurchased, forfeited, tendered or withheld Shares shall thereafter be available for further Grants under the Plan. No fractional Shares will be eligible to be issued under the Plan.

In the event of a change in the Shares as presently constituted, which is limited to a change of all of its authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be the Shares within the meaning of the Plan.

ARTICLE 10
ADJUSTMENTS TO REFLECT ORGANIC CHANGES

The Board shall appropriately and proportionately adjust the number and kind of Shares subject to outstanding Grants, the price for which Shares may be purchased upon the exercise of outstanding Options or lapse of restrictions on outstanding Restricted Stock, as the case may be, and the number and kind of Shares available for Grants subsequently made under this Plan to reflect any stock dividend, stock split, combination or exchange of shares, merger, consolidation or other change in the capitalization of the Company which the Board determines to be similar, in its substantive effect upon this Plan or the Grants, to any of the changes expressly indicated in this sentence. The Board may (but shall not be required to) make any appropriate adjustment to the number and kind of Shares subject to outstanding Grants, the price for which Shares may be purchased upon the exercise of outstanding Options or lapse of restrictions on outstanding Restricted Stock, as the case may be, and the number and kind of Shares available for Grants subsequently made under this Plan to reflect any spin-off, spin-out or other distribution of assets to stockholders or any acquisition of the Company's stock or assets or other change which the Board determines to be similar, in its substantive effect upon this Plan or the Grants, to any of the changes expressly indicated in this sentence. The Committee shall have the power to determine the amount of the adjustment to be made in each case described in the preceding two sentences, but no adjustment approved by the Committee shall be effective until and unless it is approved by the Board. In the event of any reorganization, reclassification, consolidation, merger or sale of all or substantially all of the Company's assets which is effected in such a way that holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock, the Board may (but shall not be required to) substitute the per share amount of such stock, securities or assets for Shares upon any subsequent exercise of any Option or lapse of restrictions on any Shares of Restricted Stock, as the case may be.

ARTICLE 11
AMENDMENT AND TERMINATION OF THE PLAN

11.1.           AMENDMENT. Except as provided in the following two sentences, the Board shall have complete power and authority to amend this Plan at any time, and no approval by the Company's stockholders or by any other person, committee or other entity of any kind shall be required to make any amendment approved by the Board effective. The Board shall not, without the affirmative approval of the Company's stockholders, amend the Plan in any manner which would cause any outstanding Incentive Stock Options to no longer qualify as Incentive Stock Options. No termination or amendment of this Plan may, without the consent of the Grantee prior to termination or the adoption of such amendment, materially and adversely affect the rights of such Grantee under such Grant.

11.2.           TERMINATION. The Board shall have the right and the power to terminate this Plan at any time, provided that no Incentive Stock Options may be granted after the tenth anniversary of the adoption of this Plan. No Grant shall be made under this Plan after the termination of this Plan, but the termination of this Plan shall not have any other effect. Any Option outstanding at the time of the termination of this Plan may be exercised, and the restrictions on any Restricted Stock may lapse, after termination of this Plan at any time prior to the Expiration Date of such Grant to the same extent such Option would have been exercisable and such restriction would have lapsed had this Plan not terminated.

ARTICLE 12
DEFINITIONS AND OTHER PROVISIONS OF THE PLAN

12.1.           DEFINITIONS. Each term defined in this Section 12.1 has the meaning indicated in this Section 12.1 whenever such term is used in this Plan:

"Board of Directors" and "Board" both mean the Board of Directors of the Company as constituted at the time the term is applied.

"Code" means the Internal Revenue Code of 1986, as amended.

"Committee" has the meaning such term is given in Section 2.1 of this Plan.

"Common Stock" means the issued or issuable Common Stock, par value $.001 per share, of the Company.

"Company" as applied as of any given time shall mean ZAGG INCORPORATED, a Nevada corporation, except that if prior to the given time any corporation or other entity has acquired all or a substantial part of the assets of the Company (as herein defined) and has agreed to assume the obligations of the Company under this Plan, or is the survivor in a merger or consolidation to which the Company was a party, such corporation or other entity shall be deemed to be the Company at the given time.

"Expiration Date" as applied to any Grant means the date specified in the Option Agreement or the Restricted Stock Agreement, as the case may be, between the Company and the Grantee as the expiration date of such Grant. If no expiration date is specified in the Option Agreement relating to any Option or the Restricted Stock Agreement relating to any grant of Restricted Stock, as the case may be, then the Expiration Date of such Grant shall be the day prior to the tenth anniversary of the Granting Date of such Grant. Notwithstanding the preceding sentences, if the person to whom any Incentive Stock Option is granted owns, on the Granting Date of such Incentive Stock Option, stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company (or of any parent or Subsidiary of the Company in existence on the Granting Date of such Incentive Stock Option), and if no expiration date is specified in the Option Agreement relating to such Incentive Stock Option, then the Expiration Date of such Incentive Stock Option shall be the day prior to the fifth anniversary of the Granting Date of such Incentive Stock Option.

"Grant" has the meaning such term is given in Sections 4.1 of this Plan.

"Grantee" has the meaning such term is given in Article 3 and Section 7.4 of this Plan.

"Granting Date" has the meaning such term is given in Section 4.2 of this Plan.

"Incentive Stock Option" means an incentive stock option, as defined in Code Section 422, which is granted pursuant to this Plan.

"Non-qualified Stock Option" means any Option other than an Incentive Stock Option.

"Option" means an option to purchase Common Stock which shall be granted by the Committee pursuant to the provisions of this Plan. The term "Option" includes both Incentive Stock Options and Non-qualified Stock Options.

"Option Agreement" has the meaning such term is given in Section 7.1 of this Plan.

"Per Share Market Value" on any given date shall be the fair market value of one Share as of the close of business on the given date determined in such manner as shall be prescribed in good faith by the Committee; provided, that as long as the Shares are traded on a national securities exchange or national automated quotation system (such as the OTCBB), the Per Share Market Value shall be the reported closing price of the Shares on such date.

"Plan" has the meaning such term is given in Section 1.1 of this Plan.

"Restricted Stock" means Common Stock subject to certain restrictions, including, but not limited to, time or employment-based vesting restrictions or objective, non-discretionary performance criteria.

"Restricted Stock Agreement" has the meaning such term is given in Section 7.1 of this Plan.

"Securities Act" at any given time shall consist of: (i) the Securities Act of 1933 as constituted at the given time; (ii) any other law or laws promulgated prior to the given time by the United States Government which are in effect at the given time and which regulate or govern any matters at any time regulated or governed by the Securities Act of 1933; (iii) all regulations, rules, registration forms and other governmental pronouncements issued under the laws specified in clauses (i) and (ii) of this sentence which are in effect at the given time; and (iv) all interpretations by any governmental agency or authority of the things specified in clause (i), (ii) or (iii) of this sentence which are in effect at the given time. Whenever any provision of this Plan requires that any action be taken in compliance with any provision of the Securities Act, such provision shall be deemed to require compliance with the Securities Act as constituted at the time such action takes place.

"Share" means a share of Common Stock.

"Subsidiary" means any corporation in which the Company owns, directly or indirectly, 50% or more of the total combined voting power of all classes of securities of such corporation.

12.2.           HEADINGS. Section headings used in this Plan are for convenience only, do not constitute a part of this Plan and shall not be deemed to limit, characterize or affect in any way any provisions of this Plan. All provisions in this Plan shall be construed as if no headings had been used in this Plan.

12.3.           SEVERABILITY.

(a)           General. Whenever possible, each provision in this Plan and in every Grant at any time granted under this Plan shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Plan or any Grant at any time granted under this Plan is held to be prohibited by or invalid under applicable law, then (i) such provision shall be deemed amended to accomplish the objectives of the provision as originally written to the fullest extent permitted by law and (ii) all other provisions of this Plan and every Grant at any time granted under this Plan shall remain in full force and effect.

(b)           Incentive Stock Options. Whenever possible, each provision in this Plan and in every Option at any time granted under this Plan which is evidenced by an Option Agreement which expressly states such Option is intended to constitute an Incentive Stock Option under Code Section 422 (an "intended ISO") shall be interpreted in such manner as to entitle such intended ISO to the tax treatment afforded by the Code to Options which do constitute Incentive Stock Options under Code Section 422, but if any provision of this Plan or any intended ISO at any time granted under this Plan is held to be contrary to the requirements necessary to entitle such intended ISO to the tax treatment afforded by the Code to Options which do constitute Incentive Stock Options under Code Section 422, then (i) such provision shall be deemed to have contained from the outset such language as shall be necessary to entitle such intended ISO to the tax treatment afforded by the Code to Options which do constitute Incentive Stock Options under Code Section 422, and (ii) all other provisions of this Plan and such intended ISO shall remain in full force and effect. If any Option Agreement covering an intended ISO granted under this Plan does not explicitly include any terms required to entitle such intended ISO to the tax treatment afforded by the Code to Options which do constitute Incentive Stock Options under Code Section 422, then all such terms shall be deemed implicit in the intention to afford such treatment to such Option and such Option shall be deemed to have been granted subject to all such terms.

12.4.           NO STRICT CONSTRUCTION. No rule of strict construction shall be applied against the Company, the Committee or any other person in the interpretation of any of the terms of this Plan, any Grant or any rule or procedure established by the Committee.

12.5.           CHOICE OF LAW. This Plan and all documents contemplated hereby, and all remedies in connection therewith and all questions or transactions relating thereto, shall be construed in accordance with and governed by the internal laws of the State of Nevada.

12.6.           TAX CONSEQUENCES. Tax consequences from the purchase and sale of Shares may differ among Grantees under the Plan. Each Grantee should discuss specific tax questions regarding participation in the Plan with his or her own tax advisor.

APPENDIX B

[ARTICLES OF AMENDMENT FOR PROPOSALS, 3, 4, AND 5]

AMENDED AND RESTATED

ARTICLES OF INCORPORATION
OF
ZAGG INC.

ARTICLE I
NAME

The name of the corporation is ZAGG Inc. (the "Corporation")

ARTICLE II
AUTHORIZED CAPITAL

2.1           Authorized Capital Stock.  The total number of shares which the Corporation shall have the authority to issue is One Hundred Fifty Million (150,000,000) shares of capital stock, such total number of shares consisting of One Hundred Million (100,000,000) shares of Common Stock, $0.001 par value per share, and Fifty Million (50,000,000) shares of Preferred Stock,  $0.001 par value per share.  All of the shares of the Corporation’s capital stock shall be non-assessable.

2.2           Preferred Stock.  The Preferred Stock may be issued by the Corporation from time to time in one or more series and in such amounts as may be determined by the Board of Directors.  The designations, voting rights, amounts of preference upon distribution of assets, rates of dividends, premiums of redemption, conversion rights and other variations, if any, the qualifications, limitations or restrictions thereof, if any, of the Preferred Stock, and of each series thereof, shall be such as are fixed by the Board of Directors, the authority so to do being hereby expressly granted, as stated and expressed in a resolution or resolutions adopted by the Board of Directors providing for the issue of such series of Preferred Stock (a “Director’s Resolution”). The authority of the Board of Directors with respect to each such series of Preferred Stock shall include, but shall not be limited to, determination of the following:
(a) The distinctive serial designation and number of shares comprising each such series;

(b) The rate of dividends, if any, on the shares of that series, whether dividends shall be non-cumulative, cumulative to the extent earned or cumulative (and, if cumulative, from which date or dates), whether dividends shall be payable in cash, property or rights, or in shares of the Corporation’s capital stock, and the relative priority, if any, of payment of dividends on shares of that series over shares of any other series;

(c) Whether the shares of that series shall be redeemable and, if so, the terms and conditions of such redemption, including the date or dates upon or after which they shall be redeemable, the event or events upon or after which they shall be redeemable or at whose option they shall be redeemable, and the amount per share payable in case of redemption (which amount may vary under different conditions and at different redemption dates) or the property or rights, including securities of any other corporation, payable in case of redemption;

(d) Whether that series shall have a sinking fund for the redemption or purchase of shares of that series and, if so, the terms and amounts payable into such sinking fund;

(e) The rights, if any, to which the holders of the shares of that series shall be entitled in the event of voluntary involuntary liquidation, dissolution or winding-up of the Corporation, and the relative rights of priority, if any, of payment of shares of that series in any such event;

(f) Whether the shares of that series shall be convertible into or exchangeable for shares of stock of any other class of the capital stock of the Corporation or any other series of Preferred Stock of the Corporation or the securities of any other entity and, if so, the terms and conditions of such conversion or exchange, including the rate or rates of conversion or exchange, the date or dates upon or after which or the events upon which they shall be convertible or exchangeable or at whose option they shall be convertible or exchangeable, and the method, if any, of adjusting the rates of conversion or exchange in the event of a stock split, stock dividend,   combination of shares or similar event;

(g) Whether the issuance of any additional shares of such series shall be subject to restrictions, or whether any shares of any other series shall be subject to restrictions as to issuance, or as to the powers, preferences or rights of any such other series;

(h) Voting rights, if any, including, without limitation, the authority to confer multiple votes per share, voting rights as to specified matters or issues or, subject to the provisions of these Articles of Incorporation, voting rights to be exercised either together with holders of Common Stock as a single class, or independently as a separate class; and

(i) Any other preferences, privileges and powers, and relative, participating, optional or other special rights and qualifications, limitations or restrictions of such series, as the Board of Directors may deem advisable and as shall not be inconsistent with the provisions of these Articles of Incorporation and as shall now or hereafter be permitted by the Nevada Revised Statues, as amended.

2.3           Common Stock. Except as otherwise required by law or these Articles of Incorporation or as otherwise provided with respect to the relative rights of shares of Preferred Stock in any Director’s Resolution, all shares of Common Stock shall be identical and the holders of shares of Common Stock shall possess voting power and each share of Common Stock shall have one (1) vote.

2.4           Relative Ranking of Common Stock.  The Common Stock is junior to the Preferred Stock and is subject to all of the powers, rights, privileges, preferences and priorities of the Preferred Stock as herein set forth and as may be stated in any Director’s Resolution.
ARTICLE III
BOARD OF DIRECTORS

The business and affairs of the Corporation shall be managed by a Board of Directors which shall exercise all the powers of the Corporation except as otherwise provided in the Bylaws, these Articles of Incorporation or by the law s of the State of Nevada. The Board of Directors shall consist of a minimum of three members, with the number to be determined from time to time by the Board of Directors in the manner provided by the Bylaws of the Corporation.  The directors shall be elected at each annual meeting of shareholders, provided that vacancies may be tilled by election by the remaining directors, though less than a quorum or by the shareholders at a special meeting called for that purpose.  Despite the expiration of his or her term, a director continues to serve until his or her successor is elected and qualifies.

ARTICLE IV
LIMITATION ON DIRECTOR LIABILITY

To the fullest extent permitted by the laws of the State of Nevada, as the same now exists or may hereafter be amended or supplemented, no director or officer of the Corporation shall be liable to the Corporation or to its stockholders for damages for breach of fiduciary duty as a director or officer.

A director of the Corporation shall not be personally liable to the Corporation or to its shareholders for monetary damages for breach of fiduciary duty as a director: except that this provision shall not eliminate or limit the liability of a director to the Corporation or to its shareholders for monetary damages otherwise existing for (i) any breach of the director’s duty of loyalty to the Corporation or to its shareholders; (ii) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) acts specified in Section 78.300 of the Nevada General Corporation Law; or (iy) any transaction from which the director directly or indirectly derived any improper personal benefit. If the Nevada General Corporation Law is hereafter amended to eliminate or limit further the liability of a director, then, in addition to the elimination and limitation of liability provided by the preceding sentence, the liability of each director shall be eliminated or limited to the fullest extent permitted by the Nevada General Corporation Law so amended. Any repeal or modification of this Article 1V shall not adversely affect any right or protection of a director of the Corporation under this Article IV as in effect immediately prior to such repeal or modification, with respect to any liability that would have accrued, but for this Article IV prior to such repeal or modification.

ARTICLE V
INDEMNIFICATION

The Corporation shall indemnify, to the fullest extent permitted by applicable law in effect from time to time, any person, and the estate and personal representative of any such person, against all liability and expense (including attorneys' fees) incurred by reason of the tact that he is or was a director or officer of the Corporation or while serving as a director or officer of the Corporation, he is or was serving at the request of the Corporation as a director, officer, partner, trustee, employee, fiduciary or agent of, or in any similar managerial or fiduciary position of, another domestic or foreign corporation or other individual or entity or of an employee benefit plan. The Corporation shall also indemnify any person who is serving or has served the Corporation as director, officer, employee, fiduciary or agent, and that person's estate and personal representative, to the extent and in the manner provided in any bylaw, resolution of the shareholders or directors, contract, or otherwise, so long as such provision is legally permissible.

ARTICLE VI
HOLDER OF BOND/OTHER OBLIGATION

The holder of a bond, debenture or other obligation of the Corporation may have any of the rights of a stockholder in the Corporation to the extent determined appropriate by the Board of Directors at the time of issuance of such bond, debenture or other obligation.

ARTICLE VII
PREEMPTIVE RIGHT

The owners of shares of stock of the Corporation shall not have a preemptive right to acquire unissued shares, treasure shares or securities convertible into such shares.

ARTICLE VIII
CUMULATIVE VOTING

Cumulative voting shall not be permitted in the election of directors.

ARTICLE IX
VOTING RIGHTS

Only the shares of capital stock of the Corporation designated at issuance as haying voting rights shall be entitled to vote at meetings of stockholders of the Corporation, and only stockholders of record of shares hawing voting rights shall be entitled to notice of and to vote at meetings of stockholders of the Corporation.

ARTICLE X
REGISTERED OFFICE AND AGENT

The street address of the initial registered office of the Corporation is DJP Corporate Services Nevada, 10785 West Twain Avenue, Suite 200, Las Vegas, Nevada 89135.  The name of the Corporation’s initial registered agent at that office is DJP Corporate Services Nevada, whose signature is set forth on the signature page of these Articles of Incorporation.  Upon completion of filing of these Amended and Restated Articles with the Nevada Secretary of State, the Secretary of State may send a copy of these Articles to the registered agent at the above address of the Corporation’s registered office.

ARTICLE XI
INCORPORATOR

The name and address of the incorporator of the Corporation is Lori Ann Y. Fujioka, 1660 Lincoln Street, Suite 2750. Denver, Colorado 80264.

ARTICLE XIl

The provisions of NRS 78.378 to 78.3793 inclusive, shall not apply to the Corporation.

The foregoing Amended and Restated Articles of Incorporation of ZAGG Inc. were approved by vote of a majority of the issued and outstanding shares of the Corporation at a general meeting of the stockholders held on June __, 2011.

IN WITNESS WHEREOF, the undersigned officer of the Corporation, duly authorized, has executed these Amended and Restated Articles of Incorporation this __ day of __________ 2011.

By:
Name:
Title:

ACKNOWLEDGMENT OF REGISTERED AGENT

The undersigned, DJP Corporate Services Nevada, hereby acknowledges that he has been appointed registered agent of ZAGG Inc., a Nevada corporation formed pursuant to the Amended and Restated Articles of Incorporation to which this Acknowledgment is attached, and hereby agrees to act as registered agent of said corporation.

DJP CORPORATE SERVICES NEVADA

By:	/s/
Kevin R. Pinegar

ZAGG INCORPORATED
Annual Meeting of Stockholders
June 10, 2011

PROXY

This Proxy is solicited on behalf of the Board of Directors for use at the
Annual Meeting on June 10, 2011

The undersigned appoints Robert G. Pedersen II or Brandon T. O’Brien of ZAGG Incorporated with full power of substitution, the attorney and proxy of the undersigned, to attend the annual meeting of stockholders of ZAGG Incorporated, to be held June 10, 2011, beginning at 10:00 am, MDT, at its corporate offices located at 3855 South 500 West Suite J, Salt Lake City, Utah 84115, and at any adjournment thereof, and to vote the stock the undersigned would be entitled to vote if personally present, on all matters set forth in the proxy statement sent to stockholders, a copy of which has been received by the undersigned, as follows:

Please mark your votes as indicated [X]                                                          Total Number of Shares Held: ____________

This proxy when properly signed will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS .

1.	Election of Directors

Nominees –          Robert G. Pedersen II
Edward D. Ekstrom
Shuichiro Ueyama
Randy Hales
Cheryl Larabee

FOR Election of ALL Nominees	NOT FOR Election of ALL Nominees	ABSTAIN
[ ]	[ ]	[ ]

Except vote withheld from the following nominee listed above.  (INSTRUCTION: To withhold authority to vote for a nominee, strike a line through the nominee’s name in the list below.)

Robert G. Pedersen II
Edward D. Ekstrom
Shuichiro Ueyama
Randy Hales
Cheryl Larabee

2.	Confirm Appointment of KPMG LLP as independent registered public accounting firm for the Company

FOR Appointment	NOT FOR Appointment	ABSTAIN
[ ]	[ ]	[ ]

3.	Approval of amendment to Articles of Incorporation to Change the name of the Company from ZAGG Incorporated to ZAGG Inc.

FOR	NOT FOR	ABSTAIN
[ ]	[ ]	[ ]

4.	Approval of amendment to the ZAGG Incorporated 2007 Stock Incentive Plan

FOR	NOT FOR	ABSTAIN
[ ]	[ ]	[ ]

5.	Approval of amendment to Articles of Incorporation to Increase the Authorized Capital Stock of the Company to Include 100,000,000 Shares of Common Stock

FOR	NOT FOR	ABSTAIN
[ ]	[ ]	[ ]

6.
Approval of amendment to Articles of Incorporation to Increase the Authorized Capital Stock of the Company to Include 50,000,000 Shares of Preferred Stock, and to Authorize the Company to Issue One or More Series of Preferred Stock From Time to Time in One or More Series and in Such Amounts as May Be Determined by the Board Of Directors

FOR	NOT FOR	ABSTAIN
[ ]	[ ]	[ ]

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

IMPORTANT - PLEASE SIGN AND RETURN PROMPTLY. When joint tenants hold shares, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person. Please sign exactly as your name appears on your stock certificate(s).

Print Name	Signature	Date